                                                                   EXHIBIT 10(s)


                                DISNEY SALARIED

                          SAVINGS AND INVESTMENT PLAN








                            As Amended and Restated

                                   Effective

                                January 1, 1987

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN

                               TABLE OF CONTENTS



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                                                               PAGE
                                                               ----

PREAMBLE.                                                        I

ARTICLE 1  DEFINITIONS

SECTION
-------
1.01.     ADJUSTMENT FACTOR                                       1
1.02.     AFFILIATED EMPLOYER                                     1
1.03.     AFTER-TAX ACCOUNT                                       1
1.04.     AGGREGATE ACCOUNT                                       2
1.05.     BENEFICIARY                                             2
1.06.     BOARD OF DIRECTORS                                      3
1.07.     BREAK IN SERVICE                                        3
1.08.     CODE                                                    4
1.09.     COMMITTEE                                               4
1.10.     COMPANY                                                 4
1.11.     COMPANY STOCK                                           4
1.12.     COMPENSATION                                            5
1.13.     COVERED EMPLOYEE                                        6
1.14.     EFFECTIVE DATE                                          7
1.15.     ELIGIBILITY COMPUTATION PERIOD                          7
1.16.     ELIGIBLE EMPLOYEE                                       7
1.17.     EMPLOYEE                                                8
1.18.     EMPLOYER                                                8
1.19.     EMPLOYMENT COMMENCEMENT DATE                            8
1.20.     ENROLLMENT DATE                                         8
1.21.     ERISA                                                   9
1.22.     HIGHLY COMPENSATED EMPLOYEE                             9
1.23.     HOUR OF SERVICE                                        11
1.24.     INCOME                                                 16
1.25.     LEASED EMPLOYEE                                        16
1.26.     LEAVE OF ABSENCE                                       16
1.27.     MATCHING ACCOUNT                                       17
1.28.     MATCHING CONTRIBUTION                                  17
1.29.     MAXIMUM COMPENSATION LIMITATION                        17
1.30.     PARTICIPANT                                            19
1.31.     PLAN                                                   20
1.32.     PLAN YEAR                                              20
1.33.     REEMPLOYMENT COMMENCEMENT DATE                         20
1.34.     RULE OF PARITY                                         20
1.35.     ROLLOVER ACCOUNT                                       21

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN

                               TABLE OF CONTENTS

CONTINUED                                                  PAGE
                                                           ----
1.36.     ROLLOVER CONTRIBUTION                             21
1.37.     SECTION 415 COMPENSATION                          21
1.38.     SECTION 402(G) LIMIT                              23
1.39.     SPECIAL ACCOUNT                                   24
1.40.     SPECIAL CONTRIBUTION                              25
1.41.     SPOUSAL CONSENT                                   25
1.42.     TAX-DEFERRED ACCOUNT                              26
1.43.     TAX-DEFERRED CONTRIBUTIONS                        26
1.44.     TRUST AGREEMENT                                   26
1.45.     TRUST FUND                                        26
1.46.     TRUSTEE                                           26
1.47.     VALUATION DATE                                    27
1.48.     VALUATION PERIOD                                  27

ARTICLE 2 PARTICIPATION

2.01.     ELIGIBILITY                                       28
2.02.     PARTICIPATION                                     28
2.03.     REEMPLOYMENT OF FORMER EMPLOYEES AND FORMER
          PARTICIPANTS                                      29
2.04.     TRANSFERRED PARTICIPANTS                          29
2.05      TERMINATION OF EMPLOYMENT AND TERMINATION
          OF PARTICIPATION                                  30

ARTICLE 3 CONTRIBUTIONS

3.01.     TAX-DEFERRED CONTRIBUTIONS                        31
3.02.     MATCHING CONTRIBUTIONS                            33
3.03.     SPECIAL CONTRIBUTIONS                             34
3.04.     DEDUCTIBILITY LIMITATIONS AND FORM OF
          CONTRIBUTION                                      36
3.05.     ROLLOVER CONTRIBUTIONS                            36
3.06.     AFTER-TAX CONTRIBUTIONS                           39
3.07.     RETURN OF CONTRIBUTIONS                           39

ARTICLE 4 ALLOCATIONS

4.01.     INDIVIDUAL ACCOUNTS                               41
4.02.     ACCOUNT ADJUSTMENTS                               42
4.03.     LIMITATION ON ALLOCATIONS                         44
4.04.     NO GUARANTEE                                      44
4.05.     ANNUAL STATEMENT OF ACCOUNTS                      45

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN

                               TABLE OF CONTENTS


CONTINUED                                                     PAGE
                                                              ----
ARTICLE 5 VESTING

5.01.     NONFORFEITABILITY                                     46
5.02.     SUSPENSION OF BENEFITS                                46

ARTICLE 6 DISTRIBUTIONS

6.01.     WITHDRAWALS FROM AFTER-TAX ACCOUNT                    47
6.02.     LOANS TO ACTIVE PARTICIPANTS                          47
6.03.     HARDSHIP WITHDRAWALS                                  52
6.04.     DISTRIBUTIONS ON ACCOUNT OF TERMINATION OF
          EMPLOYMENT                                            56
6.05      RESTRICTIONS AND REQUIREMENTS ON DISTRIBUTIONS        60
6.06      METHOD OF PAYMENT FOR ELIGIBLE ROLLOVER
          DISTRIBUTIONS                                         65
6.07      RECAPTURE OF PAYMENTS                                 70

ARTICLE 7 INVESTMENT ELECTIONS AND VOTING OF COMPANY STOCK

7.01      INVESTMENT OPTIONS                                    72
7.02      VOTING OF COMPANY STOCK                               80

ARTICLE 8 ADMINISTRATION OF PLAN

8.01      APPOINTMENT OF PLAN COMMITTEE                         82
8.02      DUTIES OF COMMITTEE                                   82
8.03      MEETINGS                                              83
8.04      QUORUM                                                83
8.05      COMPENSATION AND BONDING                              84
8.06      ESTABLISHMENT OF RULES AND INTERPRETATION
          OF PLAN                                               84
8.07      PRUDENT CONDUCT                                       84
8.08      SERVICE IN MORE THAN ONE FIDUCIARY CAPACITY           85
8.09      LIMITATION OF LIABILITY                               85
8.10      INDEMNIFICATION                                       86
8.11      EXPENSES OF ADMINISTRATION                            86
8.12      CLAIMS PROCEDURES                                     87

ARTICLE 9 MANAGEMENT OF FUNDS

9.01      TRUST AGREEMENT                                       89
9.02      EXCLUSIVE BENEFIT RULE                                89
9.03      COMMITTEE POWER AND DUTIES                            90

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN

                               TABLE OF CONTENTS

CONTINUED                                                     PAGE
                                                              ----

ARTICLE 10 GENERAL PROVISIONS
10.01     NONALIENATION                                          93
10.02     NO CONTRACT OF EMPLOYMENT                              94
10.03     FACILITY OF PAYMENT                                    95
10.04     INFORMATION                                            95
10.05     CONSTRUCTION                                           96
10.06     PROOF OF DEATH AND RIGHT OF BENEFICIARY
          OR OTHER PERSON                                        96
10.07     FAILURE TO LOCATE RECIPIENT                            97

ARTICLE 11 AMENDMENT, MERGER AND TERMINATION

11.01     AMENDMENT OF PLAN                                      98
11.02     MERGER OR CONCLUSION                                  100
11.03     ADDITIONAL PARTICIPATING EMPLOYERS                    101
11.04     TERMINATION OF PLAN                                   102
11.05     DISTRIBUTION OF ASSETS ON PLAN TERMINATION
          OR A COMPLETE DISCONTINUANCE OF CONTRIBUTIONS         102
11.06     NOTIFICATION OF TERMINATION                           104
11.07     CHANGE IN CONTROL                                     104

ARTICLE 12 TOP-HEAVY PROVISIONS

12.01     PRIORITY OVER OTHER PLAN PROVISIONS                   106
12.02     DEFINITIONS USED IN THIS ARTICLE                      106
12.03     MINIMUM ALLOCATION                                    112
12.04     MODIFICATION OF AGGREGATE BENEFIT LIMIT               115
12.05     MINIMUM VESTING                                       117

ARTICLE 13 LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
  TO PARTICIPANT'S ACCOUNTS

13.01     PRIORITY OVER OTHER CONTRIBUTIONS AND
          ALLOCATION PROVISIONS                                 118
13.02     DEFINITIONS USED IN THIS ARTICLE                      118
13.03     GENERAL ALLOCATION LIMITATION                         129
13.04     EXCESS ALLOCATIONS                                    129
13.05     AGGREGATE BENEFIT LIMITATION                          133
13.06     NO CONFLICT WITH CODE SECTION 415                     134
13.07     LIMITATION ON DEFERRAL CONTRIBUTIONS                  135
13.08     LIMITATION ON MATCHING CONTRIBUTIONS                  138
13.09     AGGREGATION RULES                                     139

                                   PREAMBLE

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN


The Disney Salaried Savings and Investment Plan (the "Plan") was originally adopted, effective May 1, 1984, by The Walt Disney Company ("Company") by authorization of the Board of Directors of its predecessor, Walt Disney Productions, to provide a retirement savings vehicle for certain salaried employees of the Company and such other participating companies as approved by the Company as described in Section 11.03. The Plan was subsequently amended and restated effective June 1, 1990, but the June 1, 1990 restatement did not contain revisions necessary to bring the Plan into compliance with the Tax Reform Act of 1986 and subsequent legislation. The June 1, 1990 restatement did contain provisions contemplating that a portion of the Plan be designated as a stock bonus plan (assigned plan number 012) in the event the Company determined, at some future date, to include employee stock ownership plan ("ESOP") features (as defined in Internal Revenue Code Section 4975(e)(8) and 409(l)) into the Plan. In 1994, the Company decided that it did not intend to adopt an ESOP in the near future so that the ESOP provisions have been eradicated from the Plan document contained herein.

Retroactively effective as of January 1, 1987, Disney has amended and restated the Plan, as set forth herein, to meet the requirements of the Tax Reform Act of 1986 and subsequent federal legislation and regulations and to make other clarifying and desirable revisions. The Plan, as set forth herein is intended to qualify as a profit sharing plan with a cash or deferred arrangement under Sections 401(a) and 401(k) of the Internal Revenue Code. Although the Plan is intended to qualify as a profit sharing plan, employer contributions hereunder may be made without regard to profits.

The provisions of this Plan shall apply only to an employee who terminates employment with the employers on or after the Effective Date. A former employee's eligibility for benefits and the amount of benefits, if any, payable to or on behalf of a former employee shall be determined in accordance with the provisions of the Plan in effect on the date his employment terminated. The benefit payable to or on behalf of a Participant included under the Plan in accordance with the following provisions shall not be affected by the terms of any amendment to the Plan adopted after such Participant's employment terminates, unless the amendment expressly provides otherwise.

                            DISNEY SALARIED SAVINGS

                              AND INVESTMENT PLAN

                           EFFECTIVE JANUARY 1, 1987


Article 1.  Definitions
---------   -----------

1.01. "ADJUSTMENT FACTOR" means the cost of living adjustment factors prescribed by the Secretary of the Treasury under Section 415(d) of the Code applied to such items and in such manner as the Secretary shall provide.

1.02. "AFFILIATED EMPLOYER" means any company not participating in the Plan which is a member of a controlled group of corporations (determined under Section 1563(a) of the Code without regard to Section 1563(a)(4) and (e)(3)(C)) with The Walt Disney Company or any trade or business under common control (as defined in Section 414(c) of the Code) with The Walt Disney Company, or a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes The Walt Disney Company.

1.03. "AFTER-TAX ACCOUNT" means the account maintained for a Participant to record his after-tax contributions made to the Plan prior to January 1, 1987 and adjustments relating thereto.

1.04. "AGGREGATE ACCOUNT" means the records, including subaccounts, maintained by the Committee in the manner provided hereunder to determine the interest of each Participant in the assets of the Plan and may refer to any or all of the accounts which a Participant may have under this Plan namely, a Tax-Deferred Account, a Matching Account, a Rollover Account, a Special Account or an After-Tax Account.

1.05. "BENEFICIARY" means any person, persons or entity named by a Participant by written designation filed with the Committee to receive benefits payable in the event of the Participant's death, provided that if the Participant is married and he designates other than his spouse as the Beneficiary, he obtains Spousal Consent. If any Participant fails to designate a Beneficiary, or if the Beneficiary designated by a deceased Participant died before him, then the Beneficiary shall be deemed to be the Participant's surviving spouse, or if none then the benefits will be paid in accordance with the following order of priority:

          (a)  the Participant's children (equally), or if none;

          (b)  the Participant's parents (equally), or if none;

          (c)  the Participant's brothers and sisters, (equally), or if none;

          (d)  the Participant's estate.

1.06. "BOARD OF DIRECTORS" means the Board of Directors of The Walt Disney Company.

1.07. "BREAK IN SERVICE" means an Eligibility Computation period during which an Employee has been credited with less than 501 Hours of Service. Solely for the purpose of determining whether an Employee has incurred a Break in Service, Hours of Service shall also include hours granted, on the basis of forty-five (45) hours per week, for periods during which an Employee is on an approved Leave of Absence.

          If an Employee is absent from work because of such Employee's pregnancy, the birth of a child, placement of an adopted child, or caring for an adopted or natural child following birth or placement, the individual shall not be treated as having incurred a Break in Service in the Eligibility Computation Period in which the absence begins or, if the individual would not otherwise have suffered a Break in Service during that Eligibility Computation Period, in the next following Eligibility Computation Period. The Committee may require that a Employee file a written request to receive Hours of Service credit under this paragraph. Unless otherwise determined by the Committee or an Employer's personnel practices, an Employee who is absent from work for the reasons described in this paragraph shall be deemed to have terminated employment for all purposes of this Plan other than the special Break in Service rule in this paragraph.

1.08. "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

1.09. "COMMITTEE" means the Committee appointed by the Board of Directors to administer the Plan in accordance with Article 8, and to have such additional powers as provided elsewhere in the Plan.

1.10.     "COMPANY" means The Walt Disney Company.

1.11.     "COMPANY STOCK" means common stock of The Walt Disney Company.

1.12. "COMPENSATION" means an Employee's base pay (excluding overtime, bonuses, relocation reimbursement, stock options, or other extraordinary payments as determined by the Committee) paid during the calendar year by the Employer in return for the Employee's services. Compensation does not include:

          (a) Employer contributions to any pension plan other than contributions caused by an Employee's salary deferral reduction pursuant to Section 401(k) of the Code;

          (b) Employer contributions to this Plan or any other plan of deferred compensation maintained by an Employer other than Tax-Deferred Contributions;

          (c)  Fringe benefits not taxable to the Employee;

          (d) Payments to or on behalf of an individual after he is no longer an Employee;

          (e) Salary deferral reductions pursuant to a Cafeteria Plan as described in Section 125 of the Code;

          (f)  Imputed life insurance and all other forms of imputed income.

          Compensation shall not, for Plan purposes, exceed the Maximum Compensation Limitation .

1.13.     "COVERED EMPLOYEE" means an Employee who:

          (a)  Is employed by an Employer;

          (b) Receives Compensation in the form of a salary (as distinguished from hourly-paid Employees), whether or not such Employee is exempt for wage-and-hour-law purposes;

          (c) Is not a member of a collective-bargaining unit that has a collective bargaining agent, unless the Board of Directors specifically waives this requirement;

          (d)  Is not a Leased Employee; and

          (e)  Is not a non-resident alien with respect to the United States.

1.14. "EFFECTIVE DATE" means January 1, 1987, the date this amended and restated Plan becomes effective.

1.15. "ELIGIBILITY COMPUTATION PERIOD" means, with respect to an Employee, the applicable of (a) or (b) as follows:

          (a) A 12 consecutive month period commencing on the Employee's Employment Commencement Date in which he has been credited with at least 1,000 Hours of Service; or

          (b)  Plan Year:

               In the case of an Employee who is not credited with at least 1,000 Hours of Service in the 12 month period described in
               Section 1.15 (a) above, a Plan Year, commencing with the Plan Year beginning immediately following the Employee's Employment Commencement Date, in which he has been credited with at least 1,000 Hours of Service. An Employee's Eligibility Computation Periods are subject to and may be ignored pursuant to the Rule of Parity.

1.16 "ELIGIBLE EMPLOYEE" means a Covered Employee who has attained age eighteen and has completed one Eligibility

          Computation Period. An Employee is an Eligible Employee on the day before he satisfies the requirements of Article 2 of the Plan.

1.17 "EMPLOYEE" means any person receiving compensation for services rendered to an Employer or an Affiliated Employer, whose compensation is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer, including any Leased Employee but excluding any person who serves solely as a director or independent contractor.

1.18 "EMPLOYER" means the Company and any subsidiary or affiliated company which, with the approval of the Company, adopts this Plan as described in Section 11.03.

1.19 "EMPLOYMENT COMMENCEMENT DATE" means the first date as of which an Employee is credited with an Hour of Service for an Employer or an Affiliated Employee.

1.20 "ENROLLMENT DATE" means the first day of the calendar month after an Employee becomes an Eligible Employee or the beginning of any payroll period thereafter as of which the Eligible Employee elects to commence participation in the Plan.

1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.22 "HIGHLY COMPENSATED EMPLOYEE" means any Employee of the Employers or an Affiliated Employer (whether or not eligible for participation in the Plan) who satisfies one or more of the following criteria:

          (a) During the current Plan year or the preceding Plan Year, the Employee was at any time a 5% owner of an Employer or an Affiliated Employer.

          (b)  During the preceding Plan Year, the Employee received:

               (i) Section 415 Compensation in excess of $75,000 multiplied by the Adjustment Factor;

               (ii) Section 415 Compensation in excess of $50,000 multiplied by the Adjustment Factor and was among the highest 20% of Employees for that year when ranked by Section 415 Compensation paid for that year excluding, for purposes of determining the number of such Employees, such Employees as the Company may determine on a consistent basis pursuant to Section 414(q)(8) of the Code; or

              (iii) Section 415 Compensation greater than 50% of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code for such Plan Year and was at any time an officer of an Employer or an Affiliated Employer (subject to the limitations of Section 414(q) (5) of the Code).

          (c) During the current Plan Year, the Employee meets the criteria under Section 1.22(b)(i), (ii) or (iii) and is one of the 100 highest-paid Employees of an Employer or an Affiliated Employer.

          (d) A former Employee who separated from service prior to the current Plan Year and who was a 5 percent owner for either (i) the year he separated from service or (ii) any Plan Year ending on or after the date the Employee attains age 55.

          (e) Notwithstanding the foregoing, Employees who are nonresident aliens and who receive no earned income from an Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this
               Section 1.22.

          (f) The Committee may elect to determine the status of Highly Compensated Employees under the simplified snapshot method described in IRS Revenue Procedure 93-42, or the extent permitted under regulations, on a current calendar year basis.

          (g) The provisions of this Section 1.22 shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section 1.22 inconsistent therewith.

1.23 "HOUR OF SERVICE" means, with respect to any applicable computation period.

          (a) An Hour of Service is each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an Affiliated Employer during the applicable computation period.

          (b) An Hour of Service is each hour for which an Employee is paid, or is entitled to payment, by an Employer or an Affiliated Employer on account of a period during which no duties are performed (regardless of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, but

               (1) no more than 501 Hours of Service are to be credited under this subsection (b) to an individual for any single continuous period during which he performs no duties (whether or not the period occurs in a single computation period);

               (2) an hour is not credited where an individual directly or indirectly paid or is entitled to payment because of a period during which no duties are performed if that payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation or unemployment compensation or disability insurance laws; and

               (3) Hours of Service will not be credited for a payment that solely reimburses an individual for medical or medically related expenses incurred. For purposes of his subsection
                    (b), a payment is deemed to be made by or be due from an Employer or an Affiliated Employer regardless of whether it is made by or due from that entity directly or indirectly through a trust fund or insurers (among others) to which that entity contributes or pays premiums and regardless of whether contributions made or due to the trust fund or insurer or other funding vehicle are for the benefit of particular individuals or are on behalf of a group of individuals in the aggregate.

          (c) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Affiliated Employer. The same Hours of Service must not be credited both under subsection (a) or (b) and also under this subsection (c). Thus, for example, if an individual receives a back-pay award following a determination that he was paid at an unlawful rate for Hours of Service previously credited, he is not entitled to additional credit for the same Hours of Service. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) is subject to the limitations set forth in that subsection. For example, no more than 501 Hours of Service are required to be credited for payments of back pay, to the extent that the back pay is awarded or agreed to for a period of time during which an individual did not or would not have performed duties.

          (d) For determining Hours of Service for reasons other than the performance of duties, the special rule provided in 29 C.F.R.
               section 2530.200b-2(b) is incorporated by reference. That rule provides that Hours of Service are credited on the basis of the number of hours in the individual's regular work schedule or, in the case of a payment not calculated by units or time, by dividing the payment in question by the individual's most recent hourly rate of pay.

          (e) For purposes of crediting Hours of Service to computation periods, the special rule provided in 29 C.F.R. section 2530.200b-2(c) is incorporated by reference. That rule provides that Hours of Service are credited to an individual in the computation periods covered by the individual's regular work schedule during the period of nonperformance.

          (f) The determination of Hours of Service must be made from records of hours worked and hours for which payment is made or due.

          (g) For purpose of determining Hours of Service credited each Employee must be credited with at least forty-five Hours of Service for each week for which he would be required to be credited with at least one Hour of Service under subsection (a).

          (h) An Employee who has Leave of Absence due to military service shall receive Hours of Service credit in accordance with applicable Federal veteran's laws.

1.24 "INCOME" means the net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their then fair market value.

1.25 "LEASED EMPLOYEE" means any person as so defined in Section 414(n) of the Code.

1.26 "LEAVE OF ABSENCE" means an absence authorized by an Employer or an Affiliated Employer under its standard personnel practices as applied in a uniform and nondiscriminatory manner to all persons similarly situated, provided that the Employee resumes employment with the Employer or an Affiliated Employer within the period specified in the authorization of the Leave of Absence. An absence due to service in the Armed Forces of the United States shall be considered an authorized

          Leave of Absence provided that the Employee complies with all of the requirements of Federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with an Employer or an Affiliated Employer within the period provided by such law.

1.27 "MATCHING ACCOUNT" means the account maintained for a Participant to record Matching Contributions made on his behalf pursuant to Section
          3.02 and adjustments relating thereto.

1.28 "MATCHING CONTRIBUTION" means the Employer Matching Contribution made to the Plan on behalf of a Participant pursuant to Section 3.02.

1.29 "MAXIMUM COMPENSATION LIMITATION" means, effective on or after January 1, 1989, and before January 1, 1994, $200,000 per year. As of January 1 of each calendar year on and after January 1, 1990, and before January 1, 1994, the Maximum Compensation Limitation as determined by the Commissioner of Internal Revenue for the calendar year shall become effective as the Maximum Compensation Limitation taken into account for Plan purposes for the Plan Year beginning within that calendar year in lieu of the $200,000 limitation set forth above.

          Commencing January 1, 1994, the Maximum Compensation Limitation means $150,000 per year. If for any calendar year after 1994, the cost-of-living adjustment described in the following sentence is equal to or greater than $10,000, then the Maximum Compensation Limitation (as previously adjusted hereunder) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next lowest multiple of $10,000. The cost-of-living adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under Section 415(d) of the Code of the calendar year, except that the base period for purposes of
          Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993, over (ii) the Maximum Compensation Limitation in effect for the Plan Year beginning in the calendar year.

          In determining a Participant's compensation for purposes of the Maximum Compensation Limitation, if any individual is a member of the family of a 5-percent owner or a Highly Compensated Employee who is in the group consisting of the 10 individuals paid the greatest compensation during the year, then (i) such individual shall not be considered as a separate employee and (ii) any compensation paid to such individual (and any applicable benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or a highly compensated employee; provided, however, that for purposes of this Section 1.29, the term "family" shall include only the Participant's spouse and any lineal descendants of the Participant who have attained age 19 before the close of the year. If, as a result of the application of the foregoing family aggregation rules, the Maximum Compensation Limitation is exceeded, then the limit shall be prorated among the affected individuals in proportion to each such individual's compensation as determined prior to the application of the Maximum Compensation Limitation.

1.30 "PARTICIPANT" means any person included for participation in the Plan as provided in Article 2 and who continues to be entitled to benefits under the Plan.

1.31 "PLAN" means the Disney Salaried Savings and Investment Plan as set forth in this document, or as amended from time to time.

1.32 "PLAN YEAR" means the calendar year, except there was a short year from May 1, 1984 through December 31, 1984 which was the first year of the Plan.

1.33 "REEMPLOYMENT COMMENCEMENT DATE" means the date an Employee first is credited with an Hour of Service following a prior Break in Service.

1.34 "RULE OF PARITY" means a rule pursuant to which an Employee who incurs a Break in Service shall have his Eligibility Computation Periods which occur prior to such Break in Service ignored or restored. If an Employee incurs a Break in Service prior to becoming a Participant hereunder, his Eligibility Computation Periods prior to such Break in Service shall not be taken into account if the number of consecutive one year breaks in service equals or exceeds the greater of the Employee's Eligibility Computation Periods completed prior to the first such Break in Service or five. Eligibility Computation Periods previously eliminated by a prior application of this paragraph shall not be counted for purposes of the preceding sentences.

1.35 "ROLLOVER ACCOUNT" means the account maintained for a Participant to record his Rollover Contributions to the Trust Fund pursuant to
          Section 3.05 and adjustments relating thereto.

1.36 "ROLLOVER CONTRIBUTION" means a Rollover Contribution made to the Plan by a Participant pursuant to Section 3.05.

1.37 "SECTION 415 COMPENSATION" means wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer or an Affiliated Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding:

          (a) Employer contributions to the Plan or to any other plan of deferred compensation maintained by an Employer or an Affiliated Employer, but solely for purposes of determining Highly Compensated Employees under Section 1.22 and key employees under
               Section 12.02(h), Section 415 Compensation shall include Tax-Deferred Contributions;

          (b) Amounts realized from the exercise of a non-qualified stock option;

          (c) Amounts realized when restricted stock is no longer subject to substantial risk of forfeiture;

          (d) Amounts realized from the disposition of stock acquired under a qualified stock option; and

          (e) Other amounts that receive special tax benefits, but solely for purposes of determining Highly Compensated Employees under
               Section 1.22 and key employees under Section 12.02(h), Section 415 Compensation shall include amounts contributed on an Employee's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code.

          Except for the provisos of Sections 1.37(a) and (e), this definition of "Section 415 Compensation" is intended to be the definition which appears in Section 1.415(2)(d)(ll)i of the Income Tax Regulations (Box 1 of IRS Form W-2 or substitute compensation) so that any discrepancy in the above definition and said regulations shall be resolved in such a manner as to give full effect to said regulations.

1.38 "SECTION 402(G) LIMIT" means $7,000 (as increased by the Adjustment Factor every calendar year) for any taxable year of a Participant. In addition, the amount of a Participant's Tax-Deferred Contributions for a Plan Year shall be subject to the deferral percentage limitation of
          Section 13.07. In the event a Participant's Tax-Deferred Contributions and other elective deferrals (whether or not under a plan, contract or arrangement of an Employer or an Affiliated Employer) for any taxable year exceed the foregoing $7,000 limitation, as adjusted by the Adjustment

          Factor, the excess allocated by the Participant to Tax-Deferred Contributions hereunder (adjusted for Trust Fund Income in the manner described in Section 13.07(d)), may in the discretion of the Committee, be distributed to the Participant no later than April 15 following the close of such taxable year. The amount of Tax-Deferred Contributions distributed pursuant to this Section with respect to a Participant for a Plan Year will be reduced by any excess Tax-Deferred Contributions previously distributed to the Participant pursuant to
          Section 13.07(c) for the same Plan Year. In the event any Tax-Deferred Contributions returned under this Section were matched by Matching Contributions pursuant to Section 3.02, those Matching Contributions, together with Income through the end of the Plan Year in which they were made, shall be forfeited by the Participant and used to reduce Employer contributions to the Plan.

1.39 "SPECIAL ACCOUNT" means the account maintained for a Participant to record Special Contributions made on his behalf pursuant to Section 3.03, and adjustments relating thereto.

1.40 "SPECIAL CONTRIBUTION" means the Employer Special Contribution made to the Plan on behalf of a Participant pursuant to Section 3.03.

1.41 "SPOUSAL CONSENT" means written consent given by a Participant's spouse to an election made by the Participant of a specified form of benefit or a designation by the Participant of a specified Beneficiary other than the spouse. The specified form or specified beneficiary, shall not be changed unless further Spousal Consent is given, unless the Spouse expressly waives the right to consent to any future changes. Spousal Consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election. The requirement for Spousal Consent may be waived by the Committee if it is established to its satisfaction that there is no spouse, or that the spouse cannot be located, or because of such other circumstances as may be established by applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.

1.42 "TAX-DEFERRED ACCOUNT" means the account maintained for a Participant to record contributions made on his behalf by an Employer pursuant to a Tax-Deferred Contribution agreement described in Section 3.01 and adjustments relating thereto.

1.43 "TAX-DEFERRED CONTRIBUTIONS" means an Employer's contribution made to the Plan on behalf of a Participant pursuant to a Tax-Deferred Contribution agreement described in Section 3.01.

1.44 "TRUST AGREEMENT" means the trust agreement or agreements that may be established from time to time hereunder and as the same may from time to time be amended and/or restated.

1.45 "TRUST FUND" means all money or other property which is held by Trustee, pursuant to the terms of the Trust Agreement.

1.46 "TRUSTEE" means the trustee acting under the Trust Agreement, or any other Trustee or Trustees designated in any trust agreement or agreements which may be established to carry out the purposes of this Plan.

1.47 "VALUATION DATE" means the last day of each Plan Year and any other date determined by the Committee.

1.48 "VALUATION PERIOD" means the period between two consecutive valuation dates.

ARTICLE 2.  ELIGIBILITY AND PARTICIPATION
---------   -----------------------------

2.01.     ELIGIBILITY

          Only Eligible Employees may participate in this Plan.

2.02.     PARTICIPATION

          An Employee who was a Participant prior to January 1, 1987 shall remain a Participant provided that he remains an Eligible Employee. An Employee who becomes an Eligible Employee thereafter shall become a Participant as of the first Enrollment Date after he files with the Company, an enrollment form or forms as prescribed by the Committee on which he:

          (a)  authorizes his Tax-Deferred Contributions in accordance with
               Section 3.01;

          (b)  names a Beneficiary, and

          (c)  selects investment funds pursuant to Article 7.

2.03.     REEMPLOYMENT OF FORMER EMPLOYEES AND FORMER PARTICIPANTS

          Any person employed by an Employer as an Eligible Employee who was previously a Participant shall be immediately eligible to become a Participant in the Plan. Any other person reemployed by an Employer may participate in the Plan upon meeting the requirements of Section 2.02.

2.04      TRANSFERRED PARTICIPANTS

          If a Participant remains in the employ of an Employer or an Affiliated Employer, but ceases to be an Eligible Employee, his participation under the Plan shall be suspended, provided however that during the period of his employment in such ineligible position:

          (a) he shall cease to have any right to elect Tax-Deferred Contributions or make Rollover Contributions;

          (b) he shall not receive allocations of Matching Contributions or Special Contributions;

          (c) he shall continue to participate in Income allocations pursuant to Section 4.02(a); and

          (d)  the provisions of Articles 6 and 7 shall continue to apply.

          If an Employee again becomes an Eligible Employee, his rights and privileges as an Eligible Employee under this Plan shall be restored.

2.05      TERMINATION OF EMPLOYMENT AND TERMINATION OF PARTICIPATION

          Under this Plan, termination of employment occurs on the date an Employee is no longer employed with an Employer or an Affiliated Employer. An Eligible Employee's participation in the Plan shall terminate on the date he terminates employment, unless the Participant is entitled to benefits under the Plan, in which event his participation shall terminate when those benefits have been distributed to him.

ARTICLE 3.  CONTRIBUTIONS
---------   -------------

3.01.     TAX-DEFERRED CONTRIBUTIONS

          (a) A Tax-Deferred Contribution represents an agreement by a Participant with his Employer to accept a reduction in Compensation in consideration of a contribution to the Plan by the Employer on Participant's behalf in the same amount.

          (b) A Participant shall elect to enter into an agreement with his Employer as described in Section 3.01(a), by indicating the amount of Tax-Deferred Contributions he wishes to be contributed by his Employer on his enrollment form, as described in Section
               2.02. Tax-Deferred Contributions may be any whole percentage of a Participant's Compensation between one percent and 10 percent, but may not exceed the Section 402(g) Limit in any Plan Year. Tax-Deferred Contributions shall be made by regular payroll deduction, except that a Participant subject to the Section 402(g) Limit may request the Committee to calculate his Tax-Deferred Contributions in such a manner so that his regular payroll reductions will result in the maximum Matching Contribution. Tax-Deferred Contribution elections are effective on the first pay period after a Participant files an enrollment form.

          (c) An election of Tax-Deferred Contributions shall remain in force until changed in writing on forms approved by the Committee. Four times each Plan Year, a Participant may elect to increase or decrease the amount of his Tax-Deferred Contributions. A Participant may also elect to cease contributions at any time. Elections to increase, decrease or cease Tax-Deferred Contributions are effective as of the pay period following receipt by the Committee. A Participant may not change his election with respect to Tax-Deferred Contributions already made by payroll deduction.

          (d) All Tax-Deferred Contributions shall be credited to the Participant's Tax-Deferred Account and shall be 100% vested and non-forfeitable at all times.

          (e) Tax-Deferred Contributions shall be transmitted to the Trustee in the month following the payroll month in which the Tax-Deferred Contribution was deducted from the Participant's Compensation.

          (f)  All Tax-Deferred Contributions are subject to the limitations of
               Article 13 and the further limitations of this Article.

3.02      MATCHING CONTRIBUTIONS

          (a) Each Employer will contribute with respect to Participants employed by it, a Matching Contribution equal to 50% of the amounts elected as Tax-Deferred Contributions, but in no event shall Matching Contributions for any Plan Year for any Participant exceed 2% of the Participant's Compensation for the Plan Year. Notwithstanding the foregoing, Matching Contributions of the Employers are discretionary and are not required.

          (b) All Matching Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax returns of the

               Employers, including any extensions which have been granted for the filing of such tax returns.

          (c) All Matching Contributions made on behalf of a Participant shall be credited to the Participant's Matching Account and shall be 100% vested and non-forfeitable at all times.

          (d)  All Matching Contributions are subject to the limitations of
               Article 13 and the further limitations of this Article.

3.03      SPECIAL CONTRIBUTIONS

          (a) Special Contributions are not required and are made at each Employer's discretion.

          (b) Special Contributions may be made in order to correct an Average Deferral Percentage test failure under Section 13.07, or to correct an Average Contribution test failure under Section 13.08 or to eliminate discrimination under any tax-qualified Plan of the Employers under Sections 401(a)(4) or 410(b) of the Code or as a result of the reallocation of excess Annual Additions under Section 13.04(a).

          (c) Special Contributions are made on behalf of Participants who are not Highly Compensated Employees and who are actively employed by the Employer on the last day of the pay period for which a Special Contribution is made.

          (d) All Special Contributions shall be credited to the Participant's Special Account and shall be 100% vested and non-forfeitable at all times.

          (e) All Special Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax returns of the Employers including any extensions which have been granted for the filing of such tax returns.

          (f)  All Special Contributions are subject to the limitations of
               Article 13 and the further limitations of this Article.

3.04      DEDUCTIBILITY LIMITATIONS AND FORM OF CONTRIBUTION

          (a) In no event shall the aggregate Tax-Deferred, Matching and Special Contributions of the Employers exceed the amount deductible by the Employers for such Plan Year for income tax purposes as a contribution to the Trust under the applicable provisions of the Internal Revenue and all Participant Tax-Deferred Contribution elections, Matching Contributions and Special Contributions are specifically conditioned upon such deductibility.

          (b) All contributions of the Employers shall be in cash except Matching Contributions and Special Contributions may be made in the form of Company Stock.

3.05      ROLLOVER CONTRIBUTIONS:

          (a) Effective as of January 1, 1993, and subject to Committee procedures, a Covered Employee, regardless of whether he has satisfied the participation requirements of Article 2, may "rollover" in cash to the Trust Fund a distribution that is from another plan which meets the requirements of Section 401(a) of the Code (the "Other Plan").

          (b) The procedures approved by the Committee shall include rules providing that such rollover may be made only if the rollover occurs on or before the 60th day following the Covered Employee's receipt of the distribution from the Other Plan, however such requirement shall not apply with respect to a direct rollover from the Other Plan and the Committee may provide in its procedures to waive the 60-day requirement with respect to a rollover from a "Conduit IRA".

          (c) If a Covered Employee had deposited a distribution previously received from an Other Plan into an individual retirement account (Conduit IRA) as defined in Section 408 of the Internal Revenue Code, he may rollover the amount of such distribution plus earnings thereon from the Conduit IRA to this Plan; provided such rollover amount is deposited with the Trustee on or before the 60th day following receipt thereof from the Conduit IRA and provided the Committee has determined to waive the 60-day requirement of Section 3.05(b) on behalf of all Covered Employees.

          (d) The Committee shall develop such other procedures and may require such information from a Covered Employee desiring to make a rollover, as it deems necessary or desirable to determine that the proposed rollover will meet the requirements of this Section and that the amount rolled over qualifies for rollover treatment pursuant to applicable provisions of the Code.

          (e) Upon approval by the Committee, the amount rolled over shall be deposited in the Trust Fund and shall be credited to the Covered Employee's Rollover Account. Such account shall be 100 percent vested and non-forfeitable at all times.

               Upon such rollover by Covered Employee who is otherwise eligible to participate in the Plan but who has not yet completed the participation requirements of Section 2.02, his Rollover Account shall represent his sole interest in the Plan until he becomes a Participant.

          (f) Only rollover contributions and direct rollovers from Other Plans are allowed hereunder. A direct transfer of assets from another tax-qualified plan to this Plan is not permitted.

          (g) Until the Committee shall announce otherwise in writing to Eligible Employees, the provisions of Sections 6.02 and 6.03 do not apply to Rollover Accounts until the Covered Employee becomes a Participant.

3.06      AFTER-TAX CONTRIBUTIONS

          From and after January 1, 1987, voluntary after-tax contributions are not permitted under this Plan. Voluntary after-tax contributions made by a Participant prior to January 1, 1987 are maintained in his After-Tax Account which is 100% vested and non-forfeitable at all times.

3.07      RETURN OF CONTRIBUTIONS

          (a) If all or part of an Employer's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue

               Service, the portion of the contributions to which that disallowance applies shall be returned to the applicable Employer(s) without interest but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the disallowance of deduction.

          (b) An Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

          (c) In the event that Tax-Deferred Contributions are returned to the Employers pursuant to this Section 3.07, the agreements to reduce Compensation which were made by Participants on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which those contributions were made. The Tax-Deferred Contributions so returned shall be distributed in cash to those Participants for whom those contributions were made.

ARTICLE 4.  ALLOCATION TO PARTICIPANTS ACCOUNTS
---------   -----------------------------------

4.01.     INDIVIDUAL ACCOUNTS

     (a) The Committee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant and Beneficiary. Such records shall be in the form of individual accounts and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have five separate accounts, a Tax-Deferred Account, a Matching Account, a Special Account, a Rollover Account or an After Tax Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required. Distributions and withdrawals made from an account shall be charged to the account as of the date paid.

     (b) Under Article 7, Participants have a choice of investment funds so that any reference in this Plan to a Tax-Deferred Account, a Matching Account, a Special Account, a Rollover-Account or an After Tax Account shall be deemed to mean and include all accounts which are maintained for the Participant under each investment fund.


4.02      ACCOUNT ADJUSTMENTS

          The accounts of Participants and Beneficiaries shall be adjusted in accordance with the following:

          (a) Income: The Income of the Trust Fund for each Valuation Period shall be allocated to the accounts of Participants and Beneficiaries who had unpaid balances in their accounts on the last day of the Valuation Period in proportion to the balances in such accounts at the beginning of the Valuation Period, but after first reducing each such account balance by any distributions from the account during the Valuation Period and increasing such Account balance by 50% of the Tax-Deferred and Matching Contributions made during the Valuation Period.

          (b) Tax-Deferred Contributions: As of each Valuation Date, the Tax-Deferred Contributions received by the Trust Fund during the Valuation Period ending on such Valuation Date shall be allocated to the

               Tax-Deferred Accounts of the Participants on whose behalf such contributions were made.

          (c) Matching Contributions: As of each Valuation Date, the Matching Contributions received by the Trust Fund during the Valuation Period shall be allocated to the Matching Account of the Participants on whose behalf such contributions were made.

          (d) Special Contributions: As of each Valuation Date, Special Contributions received by the Trust Fund during the Valuation Period shall be allocated to the Special Accounts of Participants who are not Highly Compensated Employees and who were actively employed on the last day of the pay period for which the Special Contribution was made. The allocation for each Participant eligible to receive a share of the allocation shall be equal to the total amount of the Special Contribution divided by the total number of Participants eligible to receive an allocation of Special Contributions. Therefore, each eligible Participant shall receive the same dollar amount of allocation of Special Contributions as each other eligible Participant.

          (e) Rollover Contributions: As of each Valuation Date, the Rollover Contributions received by the Trust Fund during the Valuation Period on behalf of a Participant shall be allocated to such Participant's Rollover Account.

4.03.     LIMITATION ON ALLOCATIONS

          Notwithstanding any of the foregoing, the amount of contributions that may be allocated to a Participant's Aggregate Account for a Plan Year shall be subject to the limitations under Code sections 401(k), 401(m) and 415 set forth in Article 13.

4.04      NO GUARANTEE

          The Employers, the Committee and the Trustee do not guarantee the Participants or their Beneficiaries against loss or depreciation or fluctuation of the value of the assets of the Trust Fund.

4.05      ANNUAL STATEMENT OF ACCOUNTS

          The Committee will furnish each Participant and each Beneficiary of a deceased Participant, at least annually, a statement showing the value of his Aggregate Account at the end of the Plan Year, and the allocations to and distributions from his Accounts during the Plan Year. No statement will be provided to a Participant or Beneficiary after the Participant's entire vested and nonforfeitable interest in his Accounts has been distributed.

ARTICLE 5.     VESTING
---------      -------

5.01      NONFORFEITABILITY

          Except as provided in Sections 1.38 and 10.07 and Article 13, the interest of each Participant in his Aggregate Account shall be 100% vested and non-forfeitable at all times.

5.02      SUSPENSION OF BENEFITS

          The nonforfeitable Aggregate Account of a Participant who terminates employment is not forfeited if he later has a Reemployment Commencement Date. Payments to the Employee may be suspended, however, until his later termination of employment. If the Employee is not an Eligible Employee upon his Reemployment Commencement Date, the provisions of Section 2.04 shall apply. To the extent required by law, the notice of suspension of benefits described in Department of Labor Regulation Section 2530.203-2(b)(4) shall be provided.

ARTICLE 6.  DISTRIBUTIONS TO PARTICIPANTS AND BENEFICIARIES
---------   -----------------------------------------------

6.01.     WITHDRAWALS FROM AFTER-TAX ACCOUNT

          A Participant may elect to withdraw amounts credited to his After-Tax Account. Such an election may only be made twice in each Plan Year and the minimum withdrawal amount is $500, or if, lesser the total value of a Participant's After-Tax Account. Elections under this Section
          6.01 shall be on forms approved by the Committee for that purpose.

6.02.     LOANS TO ACTIVE PARTICIPANTS

          The Committee shall direct the Trustee to loan a Participant or Alternate Payee who is actively employed by an Employer an amount from his Tax-Deferred, Matching, Special and Rollover Accounts in accordance with the rules of this Section.

          (a) A Participant or Alternate Payee may have only one outstanding loan at a time.

          (b) A Participant's or Alternate Payee's loan shall not be less than $1,000 and shall not exceed the lesser of (i) $50,000 reduced to the extent of the Participant's or Alternate Payee's highest outstanding loan balance during the immediately prior 12-month period (ending the day before the new loan is granted) or 50% of the total dollar value of the Participant's or Alternate Payee's Tax-Deferred, After-Tax, Matching, Special and Rollover Accounts as of the date the loan is made.

          (c)  All loans will require Spousal Consent.

          (d) All loans shall be subject to the approval of the Committee and to such rules or regulations as the Committee shall adopt.

          (e) An application for a loan by a Participant or Alternate Payee shall be made in writing to the Committee, whose action thereon shall be final.

          (f) The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the borrower, but all loans shall become due and payable upon termination of employment. The repayment period shall be in full year increments and shall not exceed four (4) years, except that a 10-year repayment period may apply to any loan used for the purpose of establishing a home which is the Participant's or Alternate Payee's principal residence.

          (g) Each loan shall be made at a reasonable rate of interest determined by the Committee which as of the Effective Date and thereafter has been the prime rate charged by the Bank of America N.T. and S.A. (as of the last business day of the month preceding the month in which a Participant's or Alternate's Payee's loan application is submitted to the Committee) plus one percent. The interest rate so determined with respect to a particular loan shall be fixed for the duration of such loan. Each loan shall be secured by the balance remaining in the borrower's Aggregate Account or by such other security as the Committee may deem to be adequate.

          (h) Each loan shall be treated as a separate investment of the funds credited to a

               Participant's or Alternate Payee's Tax-Deferred, Matching, Special or Rollover Account. Loan proceeds will be taken first from the Participant's or Alternate Payee's Rollover Account, if any, then his Tax-Deferred Account, then his Matching Account, and finally, his Special Account, if any. Within the Tax-Deferred Account and the Rollover Account, the loan amount is prorated among the investment funds the Participant or Alternate Payee had otherwise elected pursuant to Article 7. Loan payments will be returned to the investment funds based on the Participant's or Alternate Payee's current elections under Article 7.

          (i) Loans may be repaid in full at any time after the first three monthly payments are made, however partial prepayment is not allowed.

          (j) Upon the Participant's or Alternate Payee's termination of employment, the full amount of the loan becomes due and payable, regardless of whether a distribution is made pursuant to Section
               6.04 at that time.

          (k) Repayment of loans shall be by regular payroll deduction only, and all loans shall be contingent on the borrower's and his spouse's, if any, payroll deduction authorization. Loan payments shall be transmitted to the Trustee in accordance with the Committee's usual administrative practice.

          (l) In accordance with Code Section 72(p)(3), the Committee shall notify the borrower that no interest deduction can be claimed with respect to any loan secured by the borrower's Tax-Deferred Account.

          (m) Loan applications will be processed within the time periods established by the Committee in its administrative procedures.

          (n) Loan defaults shall be treated as taxable distributions pursuant to Code requirements, but may not be applied to the borrower's collateral in his Tax-Deferred, Matching or Special Account until such time as a distribution from such accounts could otherwise be made under the Plan.

          (o) Notwithstanding the preceding provisions of this Section, loans may not be made from the Rollover Account of a Covered Employee who is not a Participant unless the Committee announces in writing to Eligible Employees that such loans are permissible.

          (p) For the purposes of the Section, Alternate Payee has the meaning set forth in Section 10.01.

6.03.     HARDSHIP WITHDRAWALS

          (a) Subject to the further requirements of this Section, a Participant who has not terminated employment may request a distribution in the event of the Participant's hardship, as defined in this Section. Effective as of December 29, 1993, a Participant who has terminated employment but has not received a distribution of his Aggregate Account may make one request for a distribution on account of a life threatening medical hardship. A Covered Employee who has a Rollover Account but who is not a Participant may not elect a hardship distribution from his Rollover Account until he becomes a Participant or until the Committee announces in writing to Eligible Employees that such hardship distributions are permissible.

          (b) For Participants who have not terminated employment, hardship withdrawals are limited to the excess of the total amount of the Participant's Rollover Account, if any, plus the value of the Participant's Tax-Deferred Account and Matching Account as of December 31, 1988 plus the principle of the Participant's Tax-Deferred Contributions made from and after January 1, 1989 over any outstanding loan the Participant may have. For a Participant who has terminated employment, the Participant must withdraw his entire Aggregate Account in order to be eligible for a life-threatening medical hardship withdrawal.

          (c) A distribution will be on account of hardship only if the distribution is necessary to satisfy an immediate and heavy financial need of the Participant. For purposes of this Plan, a distribution is made on account of an immediate and heavy financial need of the Participant only if the distribution is for
               (i) the payment of
               medical expenses described in Code section 213(d) incurred (or, from and after December 29, 1993, to be incurred) by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code section 1520, (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) the payment of tuition for the next twelve months of post-secondary education for the Participant, his or her spouse, children, or dependents, (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or (v) if announced in writing to Participants by the Committee, the payment of funeral expenses of a family member.

          (d) A distribution will be considered necessary to satisfy an immediate and heavy financial need of the Participant only if all three of the following requirements are satisfied: (i) the distribution to a Participant who has not terminated employment is not in excess of the amount required to relieve the immediate and heavy financial need of the Participant (taking into account the taxable nature of the distribution); (ii) the Participant represents in writing, on forms provided by the Committee, that the need cannot be relieved through reimbursement or compensation by insurance or otherwise, by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, by cessation of Tax-Deferred Contributions under the Plan, or by withdrawals, distributions (other than hardship distributions) or nontaxable loans (at the time of the loan) from this Plan or plans maintained by any Employer or any Affiliated Employer or any other entity by which the Participant is employed, or by borrowing from commercial sources on reasonable commercial terms; and (iii) the Committee determines that it can reasonably rely on the Participant's written representation.

          (e) Distributions pursuant to this Section will be made as soon as practicable following the Committee's approval of the Participant's written request for withdrawal and will be made in the form of a two-party single lump sum payment. The Committee may request any documentation it may require from a Participant in order to make a determination that the Participant is eligible for a hardship withdrawal hereunder.

          (f) Upon making a hardship withdrawal, a Participant's Tax-Deferred Contributions will be suspended for 12 months following the hardship distribution and may only be resumed upon the Participant's submission of an election to resume contributions on a form approved by the Committee. A Participant's Tax Deferred Contributions, if any, for the Plan Year following the hardship withdrawal may not exceed the Section 402(g) Limit minus the amount of Tax-Deferred Contributions he made in the Plan Year of hardship withdrawal.

          (g) All hardship withdrawal elections must be made on forms approved by the Committee for that purpose and require Spousal Consent.

6.04      DISTRIBUTIONS ON ACCOUNT OF TERMINATION OF EMPLOYMENT

          (a) Except as set forth in Section 6.04(c), below, distribution of a Participant's Aggregate Account shall commence as soon as practicable after the

               Participant's termination of employment. A Participant's distributable Aggregate Account is based on the value of that Account as of the Valuation Date immediately proceeding the date the Aggregate Account is to be distributed, except that there will be added to the value of the Participant's Aggregate Account the fair market value of any amounts allocated to his Aggregate Account under Article 4 after that Valuation Date. If a loan is outstanding from the Trust Fund to the Participant on the date of distribution, the amount distributed will be reduced by the outstanding loan balance. The distribution will be paid to the Participant's Beneficiary in the event the Participant's termination of employment is caused by his death. In all other cases, payment will be made to the Participant.

          (b) Distributions will be in the form of a lump sum cash payment except that any portion of a Participant's Aggregate Account which is invested in The Walt Disney Company Common Stock Fund will be distributed in shares of Company Stock, plus cash for any fractional shares. Notwithstanding the foregoing, the recipient may elect that the entire distribution be made in cash.

          (c) If the Participant's termination of employment is due to reasons other than death and if the amount of a Participant's Aggregate Account exceeds $3,500, the Committee will not automatically distribute the Participant's Aggregate Account prior to the Participant's attainment of age 65. In lieu of payment at age 65, the Participant may elect either one of the following:

               (i) an immediate lump sum distribution, payable as soon as practical after receipt of the Participant's election under this Section 6.04(c), or

               (ii) A deferred lump sum distribution payable upon the
                    Participant's attainment of age 55 or such older age as the Participant shall elect, but not older than age 65.

               The Participant shall have one year to make the above election. Such one year shall be measured from the date the Committee mails the Participant an election notice specifying the Participant's options under this Section 6.04(c). If the Participant fails to make an election in such one-year period, he shall be deemed to have elected the deferred payment under Section 6.04(c)(ii). Once an election is made by a Participant pursuant to this Section it may not be revoked, except that a Participant may elect to change the age of distribution under 6.04(c)(ii) above at any time provided the age remains between the ages of 55 and 65. All elections made pursuant to this Section shall be on forms provided from the Committee and shall be subject to Spousal Consent.

          (d) If a Participant dies prior to receiving the lump sum distribution of his Aggregate Account under this Section, the distribution shall be paid to the Participant's Beneficiary, as soon as practical after the Participant's death.

          (e) It is possible for a Participant or Beneficiary to receive a distribution under this Section before all Matching and Special Contributions on behalf of the Participant are made to the Trust Fund. In such case, such additional amounts shall be paid to the Participant or Beneficiary as soon as practical after the Trust Fund's receipt thereof.

          (f) As provided in Section 5.02, if a Participant who terminated employment again becomes an Employee before receiving a distribution of his Aggregate Account, no distribution from the Trust Fund will be made while he is an Employee, and amounts distributable to him on account of his prior termination will be held in the Trust Fund until he is again entitled to a distribution under the Plan.

6.05      RESTRICTIONS AND REQUIREMENTS ON DISTRIBUTIONS

          (a) Except for distributions permitted under this Article 6 with respect to Participants who suffer a hardship, a Participant's interest in the Plan will not be distributed before the Participant's termination of employment or death unless: (i) the Plan is terminated without the establishment or maintenance by the Employers of another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)) (ii) an Employer that is a corporation disposes of all or substantially all of the assets used by the Employer in a trade or business to a person other than an Employer or an Affiliated Employer but only if the Participant continues employment with the acquiring employer; or (iii) an Employer that is a corporation disposes of its interest in a subsidiary to a person other than an Employer or an Affiliated Employer but only if the Participant continues employment with the subsidiary. An event will not be treated as described in clause (ii) or (iii) above unless the Employer continues to maintain the Plan after the disposition.

          (b) An event described in Section 6.05(a) that would otherwise permit distribution of a Participant's interest in the Plan will not be treated as described in Section 6.05(a) unless the Participant receives a lump sum distribution by reason of the event. A lump sum distribution for this purpose will be a distribution described in Code section 402(e)(4), without regard to clauses
               (i), (ii), (iii), and (iv) of subparagraph (A), subparagraph (B), or subparagraph (H) thereof.

          (c) The provisions of this Section 6.05(c) will apply to restrict the Committee's ability to delay the commencement of distributions. Except as otherwise provided in this Article 6, distribution of the Participant's interest in his Aggregate Account shall begin no later than the 60th day after the close of the Plan Year in which occurs the latest of:

               (i)   The Participant's 65th birthday;

               (ii) The tenth anniversary of the date on which he became a Participant; or

              (iii) The date he terminates services with an Employer or Affiliated Employer.

          (d) The following provisions will apply to limit a Participant's ability to delay the distribution of benefits.

               (i) Distribution of a Participant's entire Aggregate Account will be made not later than April 1 following the calendar year in which he attains age 70-1/2.

               (ii) Notwithstanding Section 6.05(d)(i) above, if a Participant attained age 70-1/2 before January 1, 1988 and was not a 5-percent owner (as such term is defined in Code section 416(i)) at any time during the five-plan-year period ending in the calendar year in which he attained age 70-1/2, then distribution of his entire vested and nonforfeitable interest will be made or commence not later than April 1 following the earlier of (A) the calendar year in which his employment terminates, or (B) the calendar year in which he becomes a 5-percent owner.

              (iii) If a Participant attained age 70-1/2 during 1988 and had not terminated employment as of January 1, 1989, distribution of his entire vested and nonforfeitable interest will be made or commence not later than April 1, 1990.

          (e) In the event that any payments under this Plan are to be made to someone other than the Participant or jointly to the Participant and his spouse or other payee, such payments must conform to the "incidental benefit" rules of Code section 401(a)(9)(G) and Treasury Regulation section 1.4019(a)(9)-2.

          (f) Upon the death of a Participant, the following distribution provisions will apply to limit the Beneficiary's ability to delay distributions. If the Participant dies after distribution of his benefit has begun, the remaining portion of his benefit, if any, will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death; but if he dies before distribution of his benefit commences, his entire benefit will be distributed as soon as practical after his death but no later than five years after his death.

          (g) Distributions under the Plan to Participants or Beneficiaries will be made in accordance with Treasury Regulations issued under Code section 401(a)(9).

          (h) The Committee shall provide recipients of a benefit hereunder with appropriate claim forms, election forms, withholding forms and an officially approved notice supplied by the Secretary of the Treasury which specifies certain information regarding the federal income tax treatment of Plan benefits paid in the form of a lump sum.

6.06      METHOD OF PAYMENT FOR ELIGIBLE ROLLOVER DISTRIBUTIONS

          (a) Notwithstanding any provision of the Plan to the contrary, effective January 1, 1993, if a Distributee is entitled to receive an Eligible Rollover Distribution which exceeds $200, the Distributee may elect, at the time and in the manner prescribed by Committee, and in accordance with this Section 6.06, to have his Eligible Rollover Distribution paid in accordance with one of the following methods:

               (i) All of the Eligible Rollover distribution shall be paid directly to the Distributee;

               (ii) All of the Eligible Rollover Distribution shall be paid as a
                    Direct Rollover to the

                    Eligible Retirement Plan designated by the Distributee; or

               (iii) The portion of the Eligible Rollover as designated by the
                    Participant, which portion shall be at least $500 or such lesser amount as the Committee shall determine, shall be paid as a Direct Rollover to the Eligible Retirement Plan designated by the Distributee and the balance of the Eligible Rollover Distribution shall be paid directly to the Distributee.

          (b) No less than 30 days and no more than 90 days prior to the Distributee's payment date, the Committee shall provide the Distributee with an election form and a notice that satisfies the requirements of Section 1.411(a)-11(c) of the Income Tax Regulations and Section 402(f) of the Code. In the event the Distributee does not return the signed election form by his payment date, he shall be deemed to have elected the method of Payment described in Section 6.06(a)(i).

          (c) Notwithstanding the provisions of Section 6.06(b) above, distributions paid in accordance with Section 6.06(a) may commence less than 30 days after the material described in
               Section 6.06(b) is given to the Distributee provided that:

               (i) If the Distributee is the Participant, the value of the Participant's Aggregate Account does not exceed $3,500;

               (ii) The Distributee is notified that he has the right to a period of at least 30 days after receipt of the material to consider whether or not to elect a distribution; and

              (iii) After receipt of such notification, he affirmatively elects to receive a distribution.

          (d) The following definitions apply to the terms used in this Section 6.06:

               (i) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                    (A) Any distribution that is one of a series of a
                        substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                    (B) Any distribution to the extent such distribution is
                        required under Section 401(a)(9) of the Code;

                    (C) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

                    (D) Any other type of distribution that the Internal Revenue
                        Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover Distribution pursuant to Section 402(c) of the Code.

               (ii) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

              (iii) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

               (iv) "Direct Rollover" means a payment by the Plan to the
                    Eligible Retirement Plan specified by the Distributee.

6.07      RECAPTURE OF PAYMENTS

          (a) By error, it is possible that payments to a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess to the Trust Fund. This requirement is limited where explicit statutory provisions require limitation .

          (b) To prevent hardship, repayment under Section 6.07(a) may be made in installments, determined in the sole discretion of the Committee. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan.

          (c) If a Trustee is authorized by statue to recover some payments, no Plan provision may be construed to contravene the statue.

ARTICLE 7.     INVESTMENT ELECTIONS AND VOTING OF COMPANY STOCK
---------      ------------------------------------------------

7.01.     INVESTMENT OPTIONS

          (a) Except to the extent that a Participant's loan is considered a separate investment pursuant to Section 6.02, each Participant shall designate the investment fund under which his Tax-Deferred, After Tax and Rollover Contributions are to be invested. All Matching Contributions and Special Contributions shall be invested in the Company Stock Fund.

          (b) Effective as of June 30, 1992, there are seven such investment funds, as follows:

               (i)  GUARANTEED INTEREST CONTRACT FUND ("GIC FUND")

                    The contracts in this fund are guaranteed by the issuing insurance companies only and not by the Employers or the Plan. Money in this fund is invested in group annuity contracts issued by major life insurance companies or other interest-bearing obligations with other financial institutions. The interest rate payable reflects a blend of the total return on investments made by this fund.

                    As of July 1, 1992, the GIC Fund will be closed to future contributions and transfers from other funds. As the GICs mature, fund balances will be reinvested in the Fidelity Short-Intermediate Government Portfolio.

               (ii) FIDELITY SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO (FORMERLY
                    KNOWN AS THE FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO)

                    The objective of this portfolio is to seek a high level of current income consistent with preservation of principal. The portfolio invests only in fixed income securities issued by the U.S. government or issued by U.S. government agencies. It may also buy and sell options and futures contracts relating to U.S. government or government agency fixed income securities. The portfolio generally has a dollar-weighted average maturity of three to five years. The portfolio's share price, yield and total return fluctuate because of several factors, and are not guaranteed.

          (iii)  FIDELITY U.S. BOND INDEX PORTFOLIO

                 The objective of this portfolio is to provide investment results which correspond to the total return on the Lehman Brothers Aggregate Bond Index, a U.S. investment grade fixed income index comprised of approximately 6,500 securities. The portfolio invests in U.S. government, corporate, mortgage, and asset-backed fixed income securities in proportion to their representation in the Lehman Brothers Aggregate Bond Index. It may also buy and sell options and futures contracts relating to securities in its portfolio. The portfolio generally has a dollar-weighted average maturity of eight to ten years. The portfolio's share price, yield and total return fluctuate because of several factors, and are not guaranteed.

          (iv)   FIDELITY BALANCED FUND

                 The objectives of this fund are to provide a high level of current income while preserving capital, and consider opportunities for capital appreciation. The fund invests in a broadly diversified portfolio including U.S. government fixed income securities, U.S. corporate fixed income securities, and U.S. equity securities, and may buy and sell options and futures contracts relating to securities in its portfolio. At all times, the fund will maintain a minimum 25 percent exposure to fixed income securities. The fund's share price, yield and total return fluctuate because of several factors, and are not guaranteed.

          (v)    FIDELITY U.S. EQUITY INDEX COMMINGLED POOL

                 The objective of this pool is to provide investment results which correspond to the total return on the Standard and Poor's 500 Index, a U.S. equity index comprised of 500 equity securities. The pool invests in these equity securities in proportion to their market value weighting in the S&P 500 Index. The Walt Disney Company Common Stock is a stock in the S&P 500 Index, and thus may be held by this pool (Company Stock represents approximately one percent of the S&P 500 Index). The pool may also buy and sell options and futures contracts relating to securities in its portfolio. This is a commingled pool managed by Fidelity Management Trust Company, and is not a mutual fund. The pool's share price, yield and total return fluctuate because of several factors, and are not guaranteed.

          (vi)   FIDELITY MAGELLAN (R) FUND

                 The objective of this fund is to seek capital appreciation by investing primarily in common stock and securities convertible into common stock; however, up to 20 percent of the fund may be invested in fixed income securities. The fund may also invest in foreign securities, high-yield securities, and may buy and sell options and futures contracts relating to securities in the fund. Company Stock may be held in the fund. The fund's share price, yield and total return fluctuate because of several factors, and are not guaranteed.

          (vii)  THE WALT DISNEY COMPANY COMMON STOCK FUND

                 Money is invested entirely in Company Stock. The fund's share price, yield and total return fluctuate in direct correlation with the stock market and the characteristics of Company Stock, and are not guaranteed.

     (c) Upon Plan enrollment, a Participant shall choose to invest his contributions in one or any combination of the available investment funds in multiples of 10%.

     (d) A Participant may change his election of investment funds with respect to his future contributions four times each Plan Year, in multiples of 10%.

     (e) A Participant may transfer the current value of his Tax-Deferred, After-Tax and Rollover Account four times each Plan Year in multiples of 10%. However, a Participant may not make a direct transfer of funds between the GIC Fund and the Fidelity Short-Intermediate Government Portfolio or the Fidelity U.S. Bond Index Portfolio. Amounts transferred from the GIC Fund must be invested in one or more of the other investment choices for a period of three months or more before the amounts can be transferred into the Fidelity Short-Intermediate Government Portfolio or the Fidelity U.S. Bond Index Portfolio. No amounts may be transferred to the GIC Fund from and after July 1, 1992.

     (f) If a Participant dies, his Beneficiary has the same investment elections rights as the Participant had prior to his death, until the Participant's Aggregate Account is distributed to the Beneficiary.

     (g) Subject to the provision of Section 7.01(h), the Committee shall adopt such rules and procedures as it deems advisable with respect to all matters relating to the selection and use of the investment funds, provided that all Participant's are treated uniformly. If there is an inconsistency between such rules and the provisions of the preceding provisions of this Section 7.01, such preceding provisions shall be disregarded.

     (h) The Plan is intended to constitute a Plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations, Section 2550.404c-1. As such, the Plan's fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant or a Beneficiary.

     (i) Each Participant is solely responsible for the selection of his investment options. The Trustee, the Committee, the Employers, and the officers, supervisors and other employees of the Employers are not empowered to advise a Participant as to the manner in which his accounts shall be invested. The fact that an Investment Fund is available to Participants for investment under the

               Plan shall not be construed as a recommendation for investment in that particular Investment Fund.

7.02      VOTING OF COMPANY STOCK

          (a) Until the Committee announces otherwise, the provisions of this Section apply to all Company Stock held in The Walt Disney Company Common Stock Fund.

          (b) A Participant may direct the Committee to direct the Trustee involved in any voting of Company Stock in the Participant's Aggregate Account using the rules in this Section. Voting shares of Company Stock held in The Walt Disney Company Common Stock Fund may be voted by the Trustee holding those shares only according to the written instructions of the Participant whose Aggregate Account holds the shares. Such shares that are unallocated, if any, as of any voting record date or such shares as to which that Trustee receives no written instructions must be voted by the Trustee on each matter in the same ratio (for against, and abstention) as the Trustee was instructed (or abstentions upon a failure to instruct) with respect to other identical shares eligible to vote on such matter as to which direction was received. Options and other rights (for example, tender tights) inuring to the benefit of shares of Company Stock allocated to a Participant's Aggregate Account may be exercised by the Trustee holding those shares only according to the written instruction of the Participant whose Aggregate Account holds the shares. Options and similar rights (for example, tender rights) inuring to the benefit of such shares that are unallocated, if any, must be exercised by the Trustee holding those shares according to the same principles set forth in this Section with regard to voting rights. Participant directions pursuant to this Section may be itemized or a general (blanket) authorization.

     (c) Whenever a Participant's right to voting or a similar right (such as tender right) is at hand, the Committee must see that the Participants receive all notices, prospectuses, financial statements, proxies, and proxy solicitation materials relating to shares of Company Stock held for their Aggregate Accounts.

ARTICLE 8.  ADMINISTRATION OF PLAN
---------   ----------------------

8.01      APPOINTMENT OF PLAN COMMITTEE

          The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed with a Committee, consisting of not less than 3 persons, appointed by the Board of Directors to serve at the pleasure of such Board. Any member of the Committee may resign by delivering his written resignation to the Board of Directors.

8.02      DUTIES OF COMMITTEE

          The members of the Committee shall elect a chairman from their number and a secretary who may be but need not be one of the members of the Committee; may appoint from their number such subcommittees with such powers as they shall determine; and may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf. In addition, the Committee may retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as they may require


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

          in carrying out the provisions of the Plan; and may allocate among themselves or delegate all or such portion of the duties under the Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.

8.03      MEETINGS

          The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

8.04      QUORUM

          Any act which the Plan authorizes or requires the Committee to do may be done by a majority of a quorum of members. A quorum is 50% of all members of the Committee then in office. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

8.05      COMPENSATION AND BONDING

          No member of the Committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.

8.06      ESTABLISHMENT OF RULES AND INTERPRETATION OF PLAN

          Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business as it deems necessary or appropriate. The Committee shall have the power to construe and interpret the plan, decide all questions of eligibility, and determine the amount, manner and time of payment of any benefits hereunder. The determination of the Committee as to any disputed question shall be conclusive.

8.07      PRUDENT CONDUCT

          The Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

8.08      SERVICE IN MORE THAN ONE FIDUCIARY CAPACITY

          Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

8.09      LIMITATION OF LIABILITY

          The Board of Directors, the Committee, the Employees and any officer, employee or agent of an Employer or an Affiliated Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of an Employer or an Affiliated Employer for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual, an Employer or an Affiliated Employer from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title 1 of ERISA.

8. 10     INDEMNIFICATION

          The Committee, the Board of Directors, and the officers, employees and agents of the Employers or an Affiliated Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employers.

8.11      EXPENSES OF ADMINISTRATION

          All expenses incurred prior to the termination of the Plan which shall arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust Fund to the extent not paid by the Employers.

8.12      CLAIMS PROCEDURES

          The Committee will ordinarily instruct the Trustee to pay benefits when benefits become available without the necessity of a claim by Participants, Contingent Annuitants or Beneficiaries. If any Participant, Contingent Annuitant or Beneficiary makes a written claim for benefits under the Plan and such benefits are denied, the Committee, within 60 days of the date the claim is filed (or, if special circumstances require an extension of time for processing the claim and written notice is given to the claimant of such extension, up to 120 days after the original claim is filed), shall give the claimant notice in writing of the denial of claimed benefits, setting forth specific reasons for the denial, references to pertinent Plan provisions, the reason for and description of any additional material or information needed to perfect the claim and an explanation of the review procedure. The decision of the Committee shall be final unless the claimant, within 60 days after receipt of notice of the decision of the Committee, makes a written request for review of the decision. The claimant or his authorized representative shall have 30 days after submitting a written request for review during which Plan documents may be reviewed and written issues and comments may be submitted. Within 60 days after receipt of the written request for review, the Committee shall issue a written decision including reasons for the decision and references to controlling Plan provisions, which decision shall be final.

ARTICLE 9.  MANAGEMENT OF FUNDS
---------   -------------------

9.01      TRUST AGREEMENT

          All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board of Directors under a Trust Agreement adopted, or as amended, by the Board of Directors for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The Employers shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee.

9.02      EXCLUSIVE BENEFIT RULE

          Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan before satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as to and to the extent expressly provided in the Plan.

9.03      COMMITTEE POWER AND DUTIES

          (a) The Committee may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Committee shall designate. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

          (b) The Committee shall have the duty to advise any investment adviser or person (including any investment manager) with discretionary investment authority over all or a portion of the Plan's Trust Fund of the investment objectives which such person should observe. Such advice should, looking at the assets of the Plan as a whole, take into account the short-term cash needs for benefit payment as well as the long-term growth needed to discharge the Plan's liabilities. The Committee shall review and report to the Board of Directors concerning the performance of all investment advisers and persons with discretionary investment authority and make such changes in the appointment of such persons as it deems advisable, except that any replacement of the Trustee may be made only by the Board of Directors upon the recommendation of the Committee. The Committee shall also have the power and authority specified in any agreements with the Trustee or any investment adviser or investment manager.

          (c) With the approval of the Committee, a portion of the Plan's Trust Fund may be invested in the Trustee's certificates of deposit, or in the Trustee's pooled or commingled qualified trust funds.

          (d) Notwithstanding the foregoing, the Trust Fund shall consist of the seven separate Investment Funds as provided in Article 7, and to the extent required by Participant elections, may be fully invested in Company Stock.

          (e) The Committee shall prepare not less than once per year a report of its actions, recommendations and investments and shall deliver a copy of such report to the Board of Directors.

ARTICLE 10.  GENERAL PROVISIONS
----------   ------------------

10.01     NONALIENATION

          Except as provided in Section 6.02 or as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

          (a) Creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant ("Alternate Payee") the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent;

          (b)  Is made pursuant to a state domestic relations law;

          (c) Does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan; and

          (d) Otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "Qualified Domestic Relations Order", as determined by the Committee.

10.02     NO CONTRACT OF EMPLOYMENT

          The Plan shall not be deemed to constitute a contract between any Employer and any person or to be considered an inducement for the employment of any person by any Employer. Nothing contained in the Plan shall be deemed:

          (a) To give any person the right to be retained in the service of an Employer; or

          (b) To interfere with the right of any Employer to discharge any person at any time without regard to the effect which such discharge shall have upon his rights or potential rights, if any, under the Plan.

10.03     FACILITY OF PAYMENT

          If the Committee shall find that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Committee may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

10.04     INFORMATION

          Each Participant, Beneficiary or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Committee the information that it shall require to establish his rights and benefits under the Plan.

10.05     CONSTRUCTION

          (a)  Governing Laws. Except as otherwise provided by ERISA, this Plan
               --------------
               and all provisions thereof shall be construed and administered according to the laws of the State of California.

          (b)  Title and Headings not to Control. The titles to the Articles and
               ---------------------------------
               the headings of Sections in the Plan are placed herein for convenience of reference only, and in the case of any conflict, the text of this instrument rather than such titles or headings shall control.

          (c)  Gender and Person. The masculine pronoun shall include the
               -----------------
               feminine, the feminine pronoun shall include the masculine and the singular shall include the plural wherever the context so requires.

10.06     PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON

          The Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Plan benefits of a deceased Participant as the Committee may deem proper, and its determination of death and of the right of that Beneficiary or other person to receive payment shall be conclusive.

10.07     FAILURE TO LOCATE RECIPIENT

          In the event that the Committee is unable to locate a Participant or Beneficiary who is entitled to payment under the Plan within 5 years from the date such payment was to have been made, the amount to which such Participant or Beneficiary was entitled shall be declared a forfeiture and shall be used to reduce future Matching Contributions to the Plan. If the Participant or Beneficiary is later located, the benefit which was previously forfeited hereunder shall be restored by means of additional Employer contributions to the Plan.

ARTICLE 11.      AMENDMENT, MERGER AND TERMINATION
----------       ---------------------------------

11.01     AMENDMENT OF PLAN

          The Company, acting through the Board of Directors reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. Effective as of November 21, 1994, the Committee may also amend the Plan provided that any amendment adopted by the Committee may not have an impact on the Company's annual expense of more than five million dollars, except that such five million dollar limitation shall not apply to amendments necessary to comply with laws or regulations. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan. No amendment shall be made which has the effect of decreasing the accrued benefits of any Participant or of reducing the nonforfeitable percentage of the accrued benefits of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. Any action required or permitted to be taken by the Board of Directors or the Committee under the Plan shall be by resolution adopted by the Board of Directors or the Committee at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting. Notwithstanding the foregoing, any right of the Company or the Committee to amend the Plan (except for amendments required by law or non-material amendments which are administrative in nature) or any right of the Company to cause mergers or asset and liability transfers or any right of the Employers to take a reversion of the Suspense Account (as defined in Section 13.04(a))terminate as of the date there is a Change in Control of the Company which is defined as follows:

          (l) any person (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, to securities of the Company representing fifty percent or more of the combined voting power of the Company's then outstanding securities; or

          (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election (or the nomination for election by the Company shareholders) of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

11.02     MERGER OR CONSOLIDATION

          The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

11.03     ADDITIONAL PARTICIPATING EMPLOYERS

          (a) If any company is or becomes a subsidiary of or associated with an Employer, the Company may include the employees of that subsidiary or associated company as participants in the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Company shall determine to what extent, if any, previous service with the subsidiary or associated company shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

          (b) Any Employer may terminate its participation in the Plan upon appropriate action by it. In that event the assets of the Plan held on account of Participants in the employ of that Employer, and any unpaid Aggregate Accounts of all Participants who have separated from the employ of that Employer, shall be determined by the Committee. Subject to the provisions of
                 Section 6.05, those assets shall be distributed as provided in
                 Section 11.05 if the Plan is terminated or partially terminated as a result of the withdrawal of such Employer. Otherwise, benefits payable to Employees employed by the withdrawing Employer shall be payable to such Employee when due under the Plan, but such Employees shall not be considered Eligible Employees from and after the date of withdrawal by their Employer.

11.04     TERMINATION OF PLAN

          The Company may terminate the Plan for any reason at any time.

11.05 DISTRIBUTION OF ASSETS ON PLAN TERMINATION OR A COMPLETE DISCONTINUANCE OF CONTRIBUTIONS

          (a) Subject to the provisions of Section 6.05, in case of termination of the Plan, or a complete discontinuance of contributions under the Plan, the rights of Participants to the benefits accrued under the Plan to date of termination or discontinuance of contributions, shall remain fully vested and nonforfeitable.

          (b) Upon Plan termination or discontinuance of contributions, the Committee shall instruct the Trustee to allocate any unallocated assets of the Trust Fund (exclusive of any Suspense Account as defined in Section 13.04(a)) among the Aggregate Accounts of Participants and Beneficiaries in accordance with the provisions of Article 5.

          (c) After providing for payment of any expenses properly chargeable against the Trust Fund, the Committee may direct the Trustee to distribute assets remaining in the Trust Fund. Assets in any Suspense Account must be returned to the Employers in kind, unless there has been a Change of Control as provided in
                 Section 11.01. Distributions to Participants or Beneficiaries may be in cash or in kind and are not subject to the regular distribution provisions of this Plan except distributions must be in a form that the Committee determines consistent with statutory requirements. Except as specifically provided by law, the

                 Committee's determination is conclusive on all persons.

          (d) In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by the partial termination.

11.06     NOTIFICATION OF TERMINATION

          Upon a termination of the Plan in accordance with this Article, the Committee shall notify the Employers, the Trustee, the Participants and all other necessary parties. The Committee shall thereafter continue the administration of the Plan for the purpose of winding up its affairs and may take all action reasonably required to accomplish such purpose.

11.07     CHANGE IN CONTROL

          Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control as defined in Section 11.01, any residual assets of the trust fund held in a Suspense Account as defined in Section 13.04(a) must be used to provide additional benefits to the Participants, in proportion to their relative Compensation, or in a per capita allocation, as the Committee shall determine. If necessary to avoid tax disqualification of the Plan, such additional benefits shall be provided to the Participants as additional compensation after the Employers have taken the value of the Suspense Account as defined in Section 13.04(a) into taxable income.

ARTICLE 12.      TOP-HEAVY PROVISIONS
----------       --------------------

12.01.    PRIORITY OVER OTHER PLAN PROVISIONS

          If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article will supersede any conflicting provisions of the Plan. However, the provisions of this Article will not operate to increase the rights or benefits of Participants under the Plan except to the extent required by the Code section 416 and other provisions of law applicable to Top-Heavy Plans.

12.02     DEFINITIONS USED IN THIS ARTICLE

          The following words and phrases, when used with initial capital letters, will have the meanings, set forth below.

          (a) "DEFINED BENEFIT DOLLAR LIMITATION" means the limitation described in Section 13.02(f).

          (b)    "DEFINED BENEFIT PLAN" means the qualified plan described in
                 Section 13.02(h).

          (c) "DEFINED CONTRIBUTION DOLLAR LIMITATION" means the limitation described in Section 13.02(i).

          (d) "DEFINED CONTRIBUTION PLAN" means the tax-qualified plan described in Section 13.02(k).

          (e) "DETERMINATION DATE" means for the first Plan Year of the Plan, the last day of the Plan Year and for any subsequent Plan Year, the last day of the preceding Plan Year.

          (f) "DETERMINATION PERIOD" means the Plan Year containing the Determination Date and the four preceding Plan Years.

          (g) "INCLUDABLE COMPENSATION" means Section 415 Compensation limited each year by the Maximum Compensation Limitation.

          (h) "KEY EMPLOYEE" means any Employee or former Employee (and the Beneficiary of a deceased Employee) who at any time during the Determination

                 Period was (i) an officer of an Employer or an Affiliated Employer, if such individual's Includable Compensation (modified as described below) exceeds 50% of the Defined Benefit Dollar Limitation, (ii) an owner (or considered an owner under Code section 318) of one of the ten largest interests in an Employer or an Affiliated Employer, if such individual's Includable Compensation exceeds the Defined Contribution Dollar Limitation, (iii) a 5-percent owner of an Employer or an Affiliated Employer, or (iv) a l-percent owner of an Employer or an Affiliated Employer who has annual Includable Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code section 416(i).

          (i) "MINIMUM ALLOCATION" means the allocation described in the first sentence of Section 12.03.

          (j) "PERMISSIVE AGGREGATION GROUP" means the Required Aggregation Group of Qualified Plans plus any other qualified plan or qualified plans of an Employer or an Affiliated Employer which, when considered as a group with the Required

                 Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410 (including simplified employee pension plans).

          (k) "PRESENT VALUE" means present value based only on the interest and mortality rates specified in a Defined Benefit Plan.

          (l) "REQUIRED AGGREGATION GROUP" means the group of plans consisting of (i) each qualified plan (including simplified employee pension plans) of an Employer or an Affiliated Employer which enables a Qualified Plan to meet the requirements of Code sections 401(a)(4) or 410.

          (m) "TOP-HEAVY PLAN" means the Plan for any Plan Year in which any of the following conditions exists: (i) if the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of qualified plans; (ii) if the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group of qualified plans and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or (iii) if the

                 Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of qualified plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

          (n) "TOP-HEAVY RATIO" means a fraction, the numerator of which is the sum of the Present Value of accrued benefits and the account balances (as required by Code section 416)) of all Key Employees with respect to such Qualified Plans as of the Determination Date (including any part of any accrued benefit or account balance distributed during the five-year period ending on the Determination Date), and the denominator of which is the sum of the Present Value of the accrued benefits and the account balances (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date) of all Employees with respect to such qualified plans as of the Determination Date. The value of account balances and the Present Value of accrued benefits will be determined as of the most recent Top-Heavy Valuation Date that fails within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 for the first and second Plan Years of a Defined Benefit Plan. The account balances and accrued benefits of a participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, transfers and contributions unpaid as of the Determination Date are taken into account will be made in accordance with Code section 416. Employee contributions described in Code section 219(e)(2) will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of any Employee other than a Key Employee will be determined under the method, if any, that uniformly applies for accrual purposes under all Qualified Plans maintained by an Employer or an Affiliated Employer and included in a Required Aggregation Group or a Permissive Aggregation Group or, if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C). Notwithstanding the foregoing, the account balances and accrued benefits of any Employee who has not performed services for an employer maintaining any of the aggregated plans during the five-year period ending on the Determination Date will not be taken into account for purposes of this subsection.

          (o)    "TOP-HEAVY VALUATION DATE" means the last day of each Plan
                 Year.

12.03     MINIMUM ALLOCATION

          (a) For any Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is not a Key Employee will receive an allocation of Employer contributions of not less than the lesser of 3% of his Includable Compensation for such Plan Year or the percentage of Includable Compensation that equals the largest percentage of Participating Employer contributions and forfeitures allocated to a Key Employee. The Minimum Allocation is determined without regard to any Social Security contribution. Tax-Deferred Contributions made on behalf of Participants who are not Key Employees will not be treated as Employer contributions for purposes of the Minimum Allocation in Plan Years beginning after December 31, 1988. Matching Contributions that are allocated to Participants who are not Key Employees and that are taken into account in determining a Participant's Deferral Percentage or Contribution Percentage for a Plan Year beginning after December 31, 1988 will not be treated as Employer contributions for such Plan Year for purposes of the Minimum Allocation. The Minimum Allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because (i) the non-Key Employee fails to make mandatory contributions to the Plan, (ii) the non-Key Employee's Includable Compensation is less than a stated amount, or (iii) the non-Key Employee fails to complete 1,000 Hours of Service in the Plan Year.

          (b)    No Minimum Allocation will be provided pursuant to subsection
                 (a) to a Participant who is not
                 employed by an Employer or an Affiliated Employer on the last day of the Plan Year.

          (c) If an Employer or an Affiliated Employer maintains one or more other Defined Contribution Plans covering Employees who are Participants in this Plan, the Minimum Allocation will be provided under this Plan, unless such other Defined Contribution Plans make explicit reference to this Plan and provide that the Minimum Allocation will not be provided under this Plan, in which the provisions of subsection (a) will not apply to any Participant covered under such other Defined Contribution Plans. If an Employer or an Affiliated Employer maintains one or more Defined Benefit Plans covering Employees who are Participants in this Plan, and such Defined Benefit Plans provide that Employees who are participants therein will accrue the minimum benefit applicable to top-heavy Defined Benefit Plans notwithstanding their participation in this Plan then the provisions of subsection (a) will not apply to any Participant covered under such Defined Benefit Plans. If an Employer or an Affiliated Employer maintains one or more Defined

                 Benefit Plans covering Employees who are Participants in this Plan, and the provisions of the preceding sentence do not apply, then each Participant who is not a Key Employee and who is covered by such Defined Benefit Plans will receive a Minimum Allocation determined by applying the provisions of subsection
                 (a) with the substitution of "5%" in each place that "3%" occurs therein.

          (d) The Participant's Minimum Allocation, to the extent required to be nonforfeitable under Code section 416(b) and the special vesting schedule provided in this Article, may not be forfeited under Code section 411(a)(3)(B)(relating to suspension of benefits on reemployment) or 411(a)(3)(D) (relating to withdrawal of mandatory contributions).

12.04     MODIFICATION OF AGGREGATE BENEFIT LIMIT

          (a) Subject to the provisions of subsection (b), in any Plan Year in which the Top-Heavy Ratio exceeds 60%, the aggregate benefit limit described in Article 13 will be modified by substituting "100%" for "125%" in Sections 13.02(h) and (k).

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

          (b) The modification of the aggregate benefit limit described in subsection (a) will not be required if the Top-Heavy Ratio does not exceed 90% and one of the following conditions is met: (i) Employees who are not Key Employees do not participate in both a Defined Benefit Plan and a Defined Contribution Plan which are in the Required Aggregation Group, and the Minimum Allocation requirements of Section 12.03(a) are met when such requirements are applied with the substitution of "4%" for "3%"; (ii) the Minimum Allocation requirements of Section 12.03
                 (c) are met when such requirements are applied with the substitution of "7 1/2%" for "5%"; or (iii) Employees who are not Key Employees have an accrued benefit of not less than 3% of their average Includable Compensation for the five consecutive Plan Years in which they had the highest Includable Compensation multiplied by their Years of Service in which the Plan is a Top-Heavy Plan (not to exceed a total such benefit of 30%) expressed as a life annuity commencing at the Participant's normal retirement age in a Defined Benefit Plan which is in the Required Aggregation Group.

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

12.05     MINIMUM VESTING

          The vesting provided in Article 5 exceeds the minimum vesting of
          Section 416 of the Code and hence special minimum top-heavy vesting requirements are not required under this Plan.

ARTICLE 13.      LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS TO PARTICIPANTS'
                 -------------------------------------------------------------
                 ACCOUNTS
                 --------

13.01     PRIORITY OVER OTHER CONTRIBUTION AND ALLOCATION PROVISIONS

          The provisions set forth in this Article will supersede any conflicting provisions of Articles 3 and 4.

13.02     DEFINITIONS USED IN THIS ARTICLE

          The following words and phrases, when used with initial capital letters, will have the meanings set forth below.

          (a) "ANNUAL ADDITION" means the sum of the following amounts with respect to all qualified plans and welfare benefit funds maintained by the Employers and Affiliated Employers.

                 (1) the amount of Employer and Affiliated Employer contributions including Tax-Deferred Contributions with respect to the

                       Limitation Year allocated to the Participant's account;

                 (2) the amount of any forfeitures for the Limitation Year allocated to the Participant's account;

                 (3)   the amount, if any, carried forward pursuant to Section
                       13.04 or a similar provision in another qualified plan and allocated to the Participant's account;

                 (4) the amount of a Participant's voluntary nondeductible contributions for the Limitation Year, provided, however, that the Annual Addition for any Limitation Year beginning before January 1, 1987 will not be recomputed to treat all of the Participant's nondeductible voluntary contributions as part of the Annual Addition;

                 (5) the amount allocated to an individual medical benefit account (as defined in Code section 415(1)(2)) which is part of a Defined Benefit Plan or an annuity plan; and

                 (6) the amount derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a Welfare Benefit Fund.

                       A Participant's Annual Addition will not include a (i) any nonvested amounts restored to his account following his reemployment before incurring five consecutive one year Breaks in Service, (ii) any amounts allocated to his Rollover Account, or (iii) any amounts repaid to the Plan as principal or interest on a loan pursuant to Section
                       6.02. Any Tax-Deferred or Matching Contributions distributed or forfeited under the provisions of Sections 1.38, 13.07 or 13.08 shall be included in Annual Additions for the year allocated.

                 (b) "AVERAGE CONTRIBUTION PERCENTAGE" means the average of the Contribution Percentages of each Participant in a group of Participants.

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

                 (c) "AVERAGE DEFERRAL PERCENTAGE" means the average of the Deferral Percentages of each Participant in a group of Participants.

                 (d) "CONTRIBUTION PERCENTAGE" means the ratio (expressed as a percentage) determined by dividing the Matching Contributions and any applicable Special Contributions made to the Plan on behalf of a Participant who is eligible to receive such contributions for a Plan Year (disregarding any Matching Contributions that are taken into account in determining the Participant's Deferral Percentage for the Plan Year) by the Participant's Statutory Compensation for the Plan Year. A Participant is eligible for purposes of determining his Contribution Percentage even though no Matching Contributions are made to the Plan on his behalf because of the suspension of his Tax-Deferred Contributions under the terms of the Plan, because of an election not to participate, or because of the limitations contained in Sections 13.03 through 13.05 of the Plan.

                 (e) "DEFERRAL PERCENTAGE" means the ratio (expressed as a percentage) determined by dividing the Tax-Deferred Contributions and any applicable Special Contributions made to the Plan on behalf of a Participant who is eligible to make Tax-Deferred Contributions for all or a portion of a Plan Year by the Participant's Statutory Compensation for the Plan Year. In addition, since the Matching and Special Contributions to the Plan for any Plan Year satisfy the requirements of Code section 401(k)(2)(B) and (C), a Participant's Deferral Percentage may be determined by aggregating the Tax-Deferred Contributions, Matching Contributions and Special Contributions made to the Plan on his behalf for such Plan Year. A Participant is eligible to make Tax-Deferred Contributions for purposes of determining his Deferral Percentage even though he may not make Tax-Deferred Contributions because of the suspension of his Tax-Deferred Contributions under the terms of the Plan, because of an election not to participate, or because of the limitations contained in Sections 13.03 and 13.05 of the Plan.

                 (f) "DEFINED BENEFIT DOLLAR LIMITATION" means for any Limitation Year, $90,000, multiplied by the Adjustment Factor.

                 (g) "DEFINED BENEFIT FRACTION" means a fraction, the numerator of which is the Projected Annual Benefit of a Participant under all Defined Benefit Plans maintained by the Employers or an Affiliated Employer determined as of the close of the Limitation Year and the denominator of which is the lesser of (i) 140% of the Participant's average Section 415 Compensation that may be taken into account for the Limitation Year under Code section 415(b)(1)(B), or (ii) 125% of the Defined Benefit Dollar Limitation, determined as of the close of the Limitation Year. If the Participant was a participant in a Defined Benefit Plan maintained by an Employer or an Affiliated Employer in existence on July 1, 1982, or on May 6, 1986, the denominator of the Defined Benefit

                       Fraction will not be less than 125% of the greater of the Participant's accrued Projected Annual Benefit under such plan as of the end of the last Limitation Year beginning before January 1, 1983, or his accrued Projected Annual Benefit of the end of the last Limitation Year beginning January 1, 1987. The preceding sentence applies only if the Defined Benefit Plan satisfied the requirements of Code section 415 as in effect at the end of such Limitation Year.

                 (h) "DEFINED BENEFIT PLAN" means a qualified plan other than a Defined Contribution Plan.

                 (i) "DEFINED CONTRIBUTION DOLLAR LIMITATION" means for any Limitation Year, $30,000 or, if greater, 25% of the Defined Benefit Dollar Limitation for the same Limitation Year. If a short Limitation Year is created because of a Plan amendment changing the Limitation Year to a different 12-consecutive month period, the Defined Contribution Dollar Limitation for the short Limitation Year will not exceed the amount determined in the preceding sentences multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.

                 (j) "DEFINED CONTRIBUTION FRACTION" means a fraction, the numerator of which is the sum of the Annual Additions allocated to the Participant's accounts for the applicable Limitation Year and each prior Limitation Year, and the denominator of which is the sum of the lesser of the following products for each Limitation Year in which the Participant was an Employee (regardless of whether a Defined Contribution Plan was in existence for such Limitation Year) (i) the Defined Contribution Dollar Limitation (determined for this purpose without regard to the provisions of Code section 415(c)(6)) effective for the Limitation Year multiplied by 125%, or (ii) 35% of the Participant's Section 415 Compensation for such Limitation Year.

               (k) "DEFINED CONTRIBUTION PLAN" means a qualified plan described in Code section 414(i).

               (l) "FAMILY MEMBER" means, with respect to an Employee, the Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

               (m) "LIMITATION YEAR" means the 12-consecutive-month period used by a qualified plan for purposes of computing the limitations on benefits and annual additions under Code section 415. The Limitation Year for this Plan is the Plan Year.

               (n) "MAXIMUM ANNUAL ADDITION" means with respect to a Participant for any Limitation Year an amount equal to the lesser of (i) the Defined Contribution Dollar Limitation, or
                    (ii) 25% of the Participant's Section 415 Compensation.

               (o) "NONHIGHLY COMPENSATED EMPLOYEE" means an Employee who is neither a Highly Compensated

                    Employee nor a Family Member of a Highly Compensated
                    Employee.

               (p) "PROJECTED ANNUAL BENEFIT" means the annual benefit (as defined in Code section 415(b)(2)) to which a Participant would be entitled under the terms of a Defined Benefit Plan maintained by an Employer or an Affiliated Employer, assuming that the Participant will continue employment until his normal retirement age under the Defined Benefit Plan (or current age, if later) and that the Participant's Section 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Defined Benefit Plan will remain constant for all future Limitation Years.

               (q) "STATUTORY COMPENSATION" means the earnings paid to an Employee by the Employers which are subject to reporting on Internal Revenue Service Form W-2. In addition, Statutory Compensation includes any contributions made by the Employers on behalf of an Employee pursuant to a Tax-Deferral Contribution election under the Plan or under any other employee benefit plan containing a cash or deferred arrangement under Code section 401(k) and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Code section 125. Effective January 1, 1989, the annual Statutory Compensation of an Employee taken into account for any purpose for any Plan Year will not exceed the Maximum Compensation Limitation.

               (r) "WELFARE BENEFIT FUND" means an organization described in paragraph (7), (9), (17) or (20) of Code section 501(c), a trust, corporation or other organization not exempt from federal income tax, or to the extent provided in Treasury Regulations, any account held for an employer by any person, which is part of a plan of an employer through which the employer provides benefits to employees or their beneficiaries, other than a benefit to which Code sections 83(h), 404 (determined without regard to section 404(b)(2)) or 404A applies, or to which an election under Code section 463 applies.

13.03     GENERAL ALLOCATION LIMITATION

          The Annual Addition of a Participant for any Limitation Year will not exceed the Maximum Annual Addition. If, except for the application of this Section, the Annual Addition of a Participant for any Limitation Year would exceed the Maximum Annual Addition, the excess Annual Addition attributable to this Plan will not be allocated to the Participant's Aggregate Account for the Plan Year included in such Limitation Year, but will be subject to the provisions of Section
          13.04. The limitations contained in this Article will apply on an aggregate basis to all Defined Contribution Plans and all Defined Benefit Plans (whether or not any of such plans have terminated) established by the Employers and Affiliated Employers.

13.04     EXCESS ALLOCATIONS

          If the Participant is not covered under another Defined Contribution Plan or a Welfare Benefit Fund maintained by an Employer or an Affiliated Employer during the Limitation Year and the amount otherwise allocable to his Account would exceed the Maximum Annual Addition, the Employer contributions which would cause the Participant's Annual Addition to exceed the Maximum Annual Addition will first be returned to the Employers as an amount contributed as a mistake of fact to the extent permitted by law and/or second be successively allocated in the manner described in Section 4.02(d) among the Accounts of eligible Participants whose Annual Additions do not exceed the Maximum Annual Addition. If, after such allocations have been made, there remain Employer contributions which cannot be allocated without causing the Annual Addition of a Participant to exceed the Maximum Annual Addition, the Employer contributions which result from a reasonable error in estimating the Participant's Section 415 Compensation or from any other limited facts and circumstances which the Commissioner of Internal Revenue finds justifiable under section 1.415-6(b)(6) of the Treasury Regulations and which cause the Participant's Annual Addition to exceed the Maximum Annual Addition will be held in a Suspense Account in the Trust Fund to be carried forward and allocated in subsequent Limitation Years as provided in Section

          4.02. Such Suspense Account will participate in the allocation of Income of the Trust Fund.

     (b) If, in addition to this Plan, the Participant is covered under another Defined Contribution Plan or a Welfare Benefit Fund maintained by an Employer or an Affiliated Employer during the Limitation Year, the following provisions will apply. The Annual Addition which may be credited to a Participant's Account under this Plan for any such Limitation Year will not be reduced by the Annual Addition credited to a Participant's accounts under the other Defined Contribution Plans and Welfare Benefit Funds for the same Limitation Year. The Annual Addition with respect to the Participant under the other Defined Contribution Plans and Welfare Benefit Funds maintained by an Employer or an Affiliated Employer will be reduced if necessary so that the Annual Addition under all such Defined Contribution Plans and Welfare Benefit Funds for the Limitation Year will equal the Maximum Annual Addition.

     (c) If Annual Additions on behalf of a Participant are to be reduced under this Plan to avoid allocation to the Participant in excess of the Maximum Annual Addition, then the reduction shall be accomplished in accordance with the following order of priority:

          (i) the Participant's unmatched Tax-Deferred Contributions, and the amount of the reduction, plus Income thereon if required by Income Tax Regulations, shall be returned to the Participant.

          (ii) the Participant's matched Tax-Deferred Contributions and corresponding Matching Contributions shall be reduced to the extent necessary. The amount of reduction attributable to Participant's matched Tax-Deferred Contributions shall be returned to the Participant, plus Income thereon if required by Income Tax Regulations. The amount of reduction attributable to Matching Contributions shall be forfeited and used to reduce subsequent Employer contributions to the Plan.

         (iii) Special Contributions, if any, shall be reduced to the extent necessary, and said reduction shall be forfeited and used to reduce subsequent Employer contributions to the Plan.

          Any Tax-Deferred Contributions returned to the Participant pursuant to this Section 13.04(c) shall be disregarded in applying the Section 402(g) Limit and in determining the Participant's Deferral Percentage under Section 13.02(e).

13.05     AGGREGATE BENEFIT LIMITATION

          If an Employer or an Affiliated Employer maintains, or at any time maintained, one or more Defined Benefit Plans covering any Participant in this Plan, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Limitation Year will equal no more than one (1.0). The provisions of the Defined Benefit Plans will govern the order of reduction of Annual Additions or benefit accruals necessary to meet this limitation. If the provisions of the Defined Benefit Plans are silent, the rate of accrual under the Defined
          Benefit Plan will be reduced first to meet this limitation.   If the
          Defined Contribution Plans taken into account in determining the Participant's Annual Addition under this Article satisfied the requirements of Code section 415 as in effect for all Limitation Years beginning before January 1, 1987, an amount will be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0. For purposes of this Section, a Participant's voluntary nondeductible contributions to a Defined Benefit Plan will be treated as being part of a separate Defined Contribution Plan.

13.06     NO CONFLICT WITH CODE SECTION 415

          The preceding provisions of this Article are intended to comply with current provisions of Section 415 of the Code so that the maximum benefits provided by plans of the Employers and Affiliated Employers shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and regulations thereunder. If there is a discrepancy between the provisions of Section 415 of the Code and regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code and regulations thereunder.

13.07     LIMITATION ON DEFERRAL CONTRIBUTIONS

          (a)  AVERAGE DEFERRAL PERCENTAGE TEST

               Notwithstanding any other provision of the Plan, the Average Deferral Percentage for a Plan Year for Participants who are Highly Compensated Employees will not exceed the greater of: (i) the Average Deferral Percentage for Participants who are Nonhighly Compensated Employees multiplied by 1.25; or (ii) the lesser of (A) the Average Deferral Percentage for Participants who are Nonhighly Compensated Employees plus two percentage points or (B) the Average Deferral Percentage for Participants who are Nonhighly Compensated Employees multiplied by 2.0. The multiple use of the alternative test contained in clause (ii) of this section will be restricted as provided in regulations prescribed by the Secretary of the Treasury.

          (b)  SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS

               If at any time during a Plan Year the Committee determines, on the basis of estimates made from information then available, that the limitation described in
               Section 13.07(a) above will not be met for the Plan Year, the Committee in its discretion may reduce or suspend the Tax-Deferred Contributions of one or more Participants who are Highly Compensated Employees to the extent necessary (i) to enable the Plan to meet such limitation, or (ii) to reduce the amount of excess Tax-Deferred Contributions that would otherwise be distributed pursuant to Section 13.07(c) below.

          (c)  REDUCTION OF EXCESS TAX-DEFERRED CONTRIBUTIONS

               If, for any Plan Year, the Average Deferral Percentage for Participants who are Highly Compensated Employees exceeds the limitation described in Section 13.07(a) above, the Deferral Percentage for each such Participant will be reduced (in the order of Deferral Percentages, beginning with the highest of such percentages) until the limitation in Section 13.07 (a) is satisfied. In order to reduce a Participant's Deferral Percentage, the Participant's excess Tax-Deferred Contributions will be returned to him. If Matching Contributions are taken into account in determining Deferral Percentages, a Participant's Deferral Percentage will be reduced by returning first Tax-Deferred Contributions in excess of 4% of Compensation and by returning next the remaining Tax-Deferred Contributions and Matching Contributions, in proportion to the amount of such contributions for the Plan Year. All distributions under this Section 13.07(c) will include Trust Fund Income for the Plan Year and the distribution and will be made within two and one-half months following the close of the Plan Year, if practicable, but in no event later than the last day of the immediately following Plan Year. The amount of excess Tax-Deferred Contributions distributed pursuant to this Section with respect to a Participant for the Plan Year will be reduced by any Tax-Deferred Contributions previously distributed to the Participant for the same Plan Year pursuant to Section 1.38.

               In the event any Tax-Deferred Contributions returned under this Section were matched by Matching Contributions, such corresponding Matching Contribution, with Income as of the end of the Plan Year shall be forfeited by the

               Participant and used to reduce Employer contributions under the Plan.

13.08     LIMITATION ON MATCHING CONTRIBUTIONS

          (a)  AVERAGE CONTRIBUTION PERCENTAGE TEST

               Notwithstanding any other provision of the Plan, the Average Contribution Percentage for a Plan Year for Participants who are Highly Compensated Employees will not exceed the greater of: (i) the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees multiplied by 1.25; or (ii) the lesser of (A) the Average Contribution Percentage Test for Participants who are Nonhighly Compensated Employees plus two percentage points or (B) the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees multiplied by 2.0. The multiple use of the alternative test contained in clause (ii) of this Section will be restricted as provided in regulations prescribed by the Secretary of Treasury.

          (b)  REDUCTION OF EXCESS MATCHING CONTRIBUTIONS

               If, for any Plan Year, the Average Contribution Percentage for Participants who are Highly Compensated Employees exceeds the limitation described in Section 13.08(a) above, the Contribution Percentage for each such Participant will be reduced (in the order of Contribution Percentages, beginning with the highest of such percentages) until the limitation in Section 13.08(a) is satisfied. In order to reduce a Participant's Contribution Percentage, the Participant's excess Matching Contributions (increased by Trust Fund Income for the Plan Year) will be distributed to the Participant within two and one-half months following the close of the Plan Year, if practicable, but in no event later than the last day of the immediately following Plan Year.

13.09     AGGREGATION RULES

          (a)  CODE SECTION 415

               For purposes of the allocation limitations under

               Code section 415 set forth in this Article, all Defined Benefit Plans ever maintained by an Employer or an Affiliated Employer will be treated as one Defined Benefit Plan, and all Defined Conribution Plans ever maintained by an Employer or an Affiliated Employer will be treated as one Defined Contribution Plan.

          (b)  CODE SECTION 401(K)

               For purposes of the limitation on Tax-Deferred Contributions set forth in this Article, the Average Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have tax-deferred contributions allocated to his account under two or more plans or arrangements described in Code section 401(k) that are maintained by the Employer or any Affiliated Employer will be determined as if all such tax-deferred contributions were made under a single arrangement.

          (c)  CODE SECTION 401(M)

               If this Plan satisfies the requirements of Code

               section 4l0(b) only if aggregated with one or more other plans, the Contribution Percentages of all Participants will be determined as if all such plans were a single plan. In addition, the Contribution Percentage of a Participant who is a Highly Compensated Employee for a Plan Year and who is eligible to receive Tax-Deferred Contributions or Matching Contributions allocated to his account under two or more Defined Contribution Plans maintained by an Employer or an Affiliated Employer will be determined as if all such contributions were made to a single plan.

          (d)  FAMILY MEMBERS

               For purposes of determining the Contribution Percentage or the Deferral Percentage of a Participant who is both a Highly Compensated Employee and either (i) a 5-percent owner, determined in accordance with Code section 414(q) and the Treasury Regulations promulgated thereunder, or (ii) one of the 10 most highly compensated Employees ranked on the basis of Statutory Compensation paid by an Employer or an Affiliated Employer during the year, determined in accordance with Code section 414(q) and the Treasury Regulations promulgated thereunder, the Tax-Deferred Contributions, Matching Contributions and Statutory Compensation of such Participant will include the Tax-Deferred Contributions, Matching Contributions and Statutory Compensation of Family Members, and Family Members will be disregarded in determining the Contribution Percentage or the Deferral Percentage of all other Participants.